                                                                    EXHIBIT 10.1


                       RELEASE AND SETTLEMENT AGREEMENT


     THIS RELEASE AND SETTLEMENT AGREEMENT (the "Agreement") is made effective the 2nd day of February, 1999, by and among:

     DONALD I. WILLIAMS, an individual of the full age of majority, domiciled in the Parish of Pointe Coupee, State of Louisiana, married to and living with Margaret R. Williams, and whose social security number is ###-##-####, and whose mailing address is 903 East Main Street, New Roads, Louisiana 70760 ("Don"); and

     MARGARET R. WILLIAMS, an individual of the full age of majority domiciled in the Parish of Pointe Coupee, State of Louisiana, married to and living with Donald I. Williams, and whose social security number is ###-##-####, and whose mailing address is 903 East Main Street, New Roads, Louisiana 70760 ("Peggy") (Don and Peggy are collectively referred to as the "Williams"); and

     O. P. PEARSON, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Elaine Pearson, and whose social security number is ###-##-####, and whose mailing address is 612 Bonner Street, Homer, Louisiana 71040 ("OP"); and

     ELAINE PEARSON, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with O. P. Pearson, and whose social security number is ###-##-####, and whose mailing address is 612 Bonner Street, Homer, Louisiana 71040 ("Elaine"); and

     HARRY WOODALL, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Marry Woodall, and whose social security number is ###-##-####, and whose mailing address is 849 Edgewood Drive, Homer, Louisiana ("Harry"); and

     MARRY WOODALL, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Harry Woodall, and whose social security number is ###-##-####, and whose mailing address is 849 Edgewood Drive, Homer, Louisiana ("Marry"); and

     LARRY JORDAN, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Betty Jordan, and whose social security number is ###-##-####, and whose mailing address is 3896 Butler Avenue, Haynesville, Louisiana 71038 ("Larry"); and

     BETTY JORDAN, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Larry Jordan, and whose social security number is ____________, and whose mailing address is 3896 Butler Avenue, Haynesville, Louisiana 71038 ("Betty"); and

     ARLINGTON FARMS, INC., a corporation organized under the laws of the State of Louisiana, whose taxpayer identification number is 72-1194665, and whose mailing address is 101 Arlington Drive, Homer, Louisiana 71040, represented herein by Loy F. Weaver, its President, ("Arlington Farms"); and

     ALYSON HECKEL, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Joseph Heckel, and whose social security number is ###-##-####, and whose mailing address is 2558 Hwy. 146, Homer, Louisiana 71040 ("Alyson"); and

     JOSEPH HECKEL, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Alyson Heckel, and whose social security number is ###-##-####, and whose mailing address is 2558 Hwy. 146, Homer, Louisiana 71040 ("Joe"); and

     CHARLES E. WEAVER, an individual of the full age of majority domiciled in the Parish of Orleans, State of Louisiana, a single man, and whose social security number is ###-##-####, and whose mailing address is 920 Poeyfare St., Apt. 281, New Orleans, Louisiana 70130 ("Charles"); and

     RAY WEAVER, an individual of the full age of majority domiciled in the Parish of Webster, State of Louisiana, married to and living with JOYCE WEAVER, and whose social security number is ###-##-####, and whose mailing address is 431 S.E. 5th Avenue, Sibley, Louisiana 71073 ("Ray"); and

     JOYCE WEAVER, an individual of the full age of majority domiciled in the Parish of Webster, State of Louisiana, married to and living with Ray Weaver, and whose social security number is ###-##-####, and whose mailing address is 431 S.E. 5th Avenue, Sibley, Louisiana 71073 ("Joyce"); and

     LOY F. WEAVER, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Cathey Weaver, and whose social security number is ###-##-####, and whose mailing address is 101 Arlington Drive, Homer, Louisiana 71040 ("Loy"); and

     CATHEY WEAVER, an individual of the full age of majority domiciled in the Parish of Claiborne, State of Louisiana, married to and living with Loy Weaver, and whose social security number is ###-##-####, and whose mailing address is 101 Arlington Drive, Homer, Louisiana 71040 ("Cathey") (Arlington Farms, Alyson, Joe, Charles, Ray, Joyce, OP, Elaine, Harry, Marry, Larry, Betty, Loy and Cathey are collectively referred to as the "North Louisiana Group"); and

     E. H. HAWES, II, an individual of the full age of majority domiciled in the County of Delaware, State of Oklahoma, married to and living with Janice Hawes, and whose social security number is ###-##-####, and whose mailing address is Shangri-la Resort, Vista Towers, Afton, Oklahoma 74331 ("Ed"); and

     JANICE HAWES, an individual of the full age of majority domiciled in the County of Delaware, State of Oklahoma, married to and living with E. H. Hawes, II, and whose social security number is ____________, and whose mailing address is Shangri-la Resort, Vista Towers, Afton, Oklahoma 74331 ("Janice") (Ed and Janice are collectively referred to as the "Hawes"); and

     OM OPERATING, L.L.C., a limited liability company organized under the laws of the State of Louisiana, whose taxpayer identification number is ____________, and whose mailing address is 13150 Coit Road, Suite 125, Dallas Texas 75240, represented herein by its sole and only members, Don and NAG ("OMO"); and

     NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION, a corporation organized under the laws of the State of Delaware, whose taxpayer identification number is 75-2571032, and whose mailing address is 13150 Coit Road, Suite 125, Dallas, Texas 75240, represented herein by its duly authorized President, Ed H. Hawes, II ("NAG"); and

     INTERNATIONAL TOURS, INC., a corporation organized under the laws of the State of Oklahoma, whose taxpayer identification number is _______________, and whose mailing address is 13150 Coit Road, Suite 125, Dallas, Texas 75240, represented herein by its duly authorized Chairman, E. H. Hawes, II ("International"); and

     RIVER PORT TRUCK STOP, L.L.C., a limited liability company organized under the laws of the State of Louisiana, whose taxpayer identification number is ____________, and whose mailing address is 13150 Coit Road, Suite 125, Dallas, Texas 75240, represented herein by its sole and only members, Don and NAG ("River Port") (all of the foregoing are referred to collectively as the "Parties" and individually as a "Party").

                                  BACKGROUND

     A. OM Investors, Inc. ("OMI") was previously a Louisiana corporation engaged in the business of operating video poker truck stop casinos.

     B. On or about July 25, 1994, OMI contributed all of its assets to OMO in exchange for a 49% membership interest in OMO.

     C. On or about October 17, 1994, NAG acquired all of the outstanding capital stock of OMI from the former shareholders of OMI (collectively, the "OMI Shareholders").

     D.  On or about November 27, 1995, OMI merged into NAG.

     E. Pursuant to the terms of the Operating Agreement of OMO, Don owned and continues to own a 51% membership interest in OMO and OMI owned and subsequently NAG owned and continues to own a 49% membership interest in OMO.

     F. Don and NAG formed River Port to own and operate a video poker truck stop casino in Port Allen, Louisiana. This truck stop is under construction at this time. Don owns a 50.1% and NAG owns a 49.9% membership interest in River Port. The Articles of Organization of River Port incorrectly indicate that each of Don and NAG own 50.0% membership interests.

     G.  Louisiana State Police and other governmental regulators
(collectively, the "Regulators") have questioned certain of the terms of the Operating Agreement of OMO as not being in compliance with certain of the regulations governing the ownership and operation of video poker truck stop casinos.

     H. Don and NAG previously amended the terms of the Operating Agreement of OMO in an attempt to satisfy the concerns of the Regulators, and are desirous of further amending the terms and provisions of the Operating Agreement at this time in order to satisfy the concerns of the Regulators.

     I. Certain of the former shareholders of OMI, namely, the North Louisiana Group, have made allegations and filed adversarial proceedings against NAG, and have made certain allegations against Don and other OMI Shareholders.

     J. The undersigned are desirous of settling all disputes between them, and except as provided in this Agreement and in the other agreements to be executed in connection herewith, are desirous of releasing any and all claims that each may have against the other.

     K. NAG is desirous of transferring certain of its membership interests in OMO and River Port to members of the North Louisiana Group.

     L. Don and members of the North Louisiana Group are amenable to disposing of certain capital stock, dividends and debentures that they hold in NAG.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual releases set forth herein and the transfers described herein, the parties to this Agreement and the other persons represented by parties to this Agreement as referred to in this Agreement, do hereby agree as follows:

1.   REPRESENTATIONS AND WARRANTIES BY NAG AND ED.
     --------------------------------------------

     As a material inducement to Don, the North Louisiana Group, OMO and River Port to execute this Agreement and to perform or cause the same to be performed, each of Ed and NAG, severally, as it relates to each of them, and not jointly, hereby represents and warrants to each of Don, each member of the North Louisiana Group, OMO and River Port, that:

     1.1  Recitals.  The representations regarding facts involving NAG and Ed
          --------
that are contained in the recitals of this Agreement are true and complete and are deemed to be representations and warranties made by NAG and Ed.

     1.2  Corporate Existence.  NAG is a corporation duly organized, validly
          -------------------
existing and in good standing under the laws of the State of Delaware. Ed has full authority to execute this Agreement on behalf of NAG.

     1.3  Membership Interest.  NAG is the owner of a 49% membership interest in
          -------------------
OMO and a 50% membership interest in River Port. Except as contemplated by this Agreement, NAG has not previously assigned or transferred or granted a security interest in any of its membership interests in OMO or River Port or its rights thereunder, nor is it under any restriction from entering into the transactions contemplated under this Agreement.

     1.4  Authorization.  The execution, delivery and performance of this
          -------------
Agreement by NAG and Ed and the consummation of the actions contemplated hereby have been duly and effectively authorized by the Board of Directors of NAG. NAG does not believe that the approval of the shareholders of NAG is necessary, but it is anticipated that shareholder approval may, nonetheless, be sought. The execution by NAG and Ed of this Agreement and any related agreement or certificate executed in connection herewith: (a) will not cause either NAG or Ed to violate or contravene (i) any applicable provision of law, (ii) any rule or regulation of any agency of government, assuming, for this purpose any required consent of the Regulators has been obtained, or (iii) any order, writ, judgment, injunction, decree, determination or award; and (b) will not violate or be in conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under the articles of incorporation or bylaws or other corporate agreements of NAG, any loan or credit agreement, loan agreement, note agreement, deed of trust, mortgage, pledge, security agreement or other agreement, lease or other instrument, commitment or arrangement to which NAG or Ed is a party or by which any of the properties, assets or rights of NAG is bound or affected, assuming, for this purpose, NAG has obtained consent from Springhill Bank & Trust and from Cottonport Bank.

     1.5  Authority and Consents.  Ed and NAG have the right, power, legal
          ----------------------
capacity and authority to enter into and perform its obligations under this Agreement, and NAG and Ed believe that no approvals or consents of any persons other than the undersigned are necessary in connection with it, except that it is anticipated that approval by the NAG shareholders may be sought.

     1.6  Litigation.  To the best of NAG's knowledge, except as disclosed on
          ----------
Schedule 1.6 there is not pending or threatened, any suit, action, arbitration,
------------
or legal, administrative, or other proceeding, or governmental investigation against or affecting OMO or any of its businesses, assets, or financial condition, nor any circumstances known to exist by NAG which would give rise to any action, suit or proceeding against OMO. OMO is not in default with respect to any order or decree of any such governmental agency or instrumentality, and OMO is not a party to any judgments, orders or decrees whatever which adversely affect or pertain to its operations or its assets. OMO is not presently engaged in any legal action to recover monies due OMO or damages sustained by OMO.

     1.7  Title to Property and Encumbrances.  To the best of NAG's knowledge,
          ----------------------------------
(a) OMO has good, valid and marketable title to its assets subject to no mortgage, pledge, lien, charge, security interest, encumbrance or restriction of any kind, including without limitation, any retained interest or security interest of any conditional vendor, except as disclosed on Schedule 1.7, (b) OMO
                                                           ------------
has not heretofore obligated itself to dispose of or assign any of its assets, and (c) the assets of OMO are in existence and are in the sole possession of OMO.

     1.8  Financial Statements. Schedule 1.8 to this Agreement sets forth the
          --------------------  ------------
balance sheet of OMO as of December 31, 1997 and December 31, 1998. Such statements were prepared internally by NAG on a basis consistent with past practices and fairly represents the financial position of OMO as of the respective dates of such balance sheets.

     1.9  Absence of Undisclosed Liabilities.  As of December 31, 1998, to the
          ----------------------------------
best of NAG's knowledge, OMO had no trade payables other than as set forth on
Schedule 1.9 hereto (which includes the trade payables of the truck stop,
------------
restaurant and convenience store operations of NAG relating to OMO's gaming operations). To the best of NAG's knowledge, Schedule 1.9 also sets out the
                                              ------------
current
assets of OMO (including the current assets of the truck stop, restaurant and convenience store operations of NAG relating to OMO's gaming operations). The relative difference between the total current assets and the trade payables of OMO (including the current assets and current liabilities of the truck stop, restaurant and convenience store operations of NAG relating to OMO's gaming operations) shall not materially change prior to March 31, 1999. To the best of NAG's knowledge, the accounts receivable of NAG described on Schedule 1.9 were
                                                             ------------
created in the ordinary course of business and are collectible. To the best of NAG's knowledge, as of December 31, 1998, OMO did not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not expressly set forth on the financial statements attached as Schedule 1.8.
                                     ------------
     1.10  Intentionally omitted.
           ---------------------


     1.11  Existing Employment Contracts.  To the best of NAG's knowledge, (a)
           -----------------------------
OMO is not a party to any written or oral collective bargaining agreement or other contracts with any labor union, and (b) OMO has no employment contracts, pension, profit sharing or bonus plans for employees which cannot be terminated by the employer without payment and on not more than fifteen (15) days' notice, except for the Employment Agreement with Don.

2.   REPRESENTATIONS AND WARRANTIES OF DON.
     -------------------------------------

     As a material inducement to NAG, Ed, the North Louisiana Group, OMO and River Port, to execute this Agreement and to perform or cause the same to be performed, Don represents and warrants to NAG, Ed, the North Louisiana Group, OMO and River Port, that:

     2.1   Recitals.  The representations regarding facts involving Don that are
           --------
contained in the recitals of this Agreement are true and complete and are deemed to be representations and warranties made by Don.

     2.2   Authorizations.  The execution, delivery and performance of this
           --------------
Agreement by Don and the consummation of the transactions contemplated hereby have been duly and effectively authorized. The execution by Don of this Agreement or any related agreement or certificate executed in connection herewith: (a) will not cause Don to violate or contravene (i) any applicable provision of law, (ii) any rule or regulation of any agency of government, or
(iii) any order, writ, judgment, injunction, decree, determination or award; and
(b) will not violate or be in conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under any loan or credit agreement, loan agreement, note agreement, deed of trust, mortgage, pledge, security agreement or other agreement, lease or other instrument, commitment or arrangement to which Don is a party or by which any of the properties, assets or rights of Don is bound or affected.

     2.3  Authority and Consents.  Don has the right, power, legal capacity, and
          ----------------------
authority to enter into and perform its obligations under this Agreement, and no approvals or consents of any persons other than Don are necessary in connection with it.

     2.4  Membership Interest.  Don is the owner of a 51% membership interest in
          -------------------
OMO and a 50.1% membership interest in River Port. Except as contemplated by this Agreement and pursuant to the Assignment and Security Agreement referred to in Section 5.4, Don has not previously assigned or transferred or granted a security interest in any of its membership interests in OMO or River Port or its rights thereunder, nor is it under any restriction from entering into the transactions contemplated under this Agreement.

     2.5  Litigation.  To the best of Don's knowledge, except as disclosed on
          ----------
Schedule 1.6 there is not pending or threatened, any suit, action, arbitration,
------------
or legal, administrative, or other proceeding, or governmental investigation against or affecting OMO or any of its businesses, assets, or financial condition, nor any circumstances known to exist by NAG which would give rise to any action, suit or proceeding against OMO. OMO is not in default with respect to any order or decree of any such governmental agency or instrumentality, and OMO is not a party to any judgments, orders or decrees whatever which adversely affect or pertain to its operations or its assets. OMO is not presently engaged in any legal action to recover monies due OMO or damages sustained by OMO.

     2.6  Title to Property and Encumbrances.  To the best of Don's knowledge,
          ----------------------------------
(a) OMO has good, valid and marketable title to its assets subject to no mortgage, pledge, lien, charge, security interest, encumbrance or restriction of any kind, including without limitation, any retained interest or security interest of any conditional vendor, except as disclosed on Schedule 1.7, (b) OMO
                                                           ------------
has not heretofore obligated itself to dispose of or assign any of its assets, and (c) the assets of OMO are in existence and are in the sole possession of OMO.

     2.7  Existing Employment Contracts.  To the best of Don's knowledge, (a)
          -----------------------------
OMO is not a party to any written or oral collective bargaining agreement or other contracts with any labor union, and (b) OMO has no employment contracts, pension, profit sharing or bonus plans for employees which cannot be terminated by the employer without payment and on not more than fifteen (15) days' notice, except for the Employment Agreement with Don.

     2.8  Liabilities.  Don has not incurred any material obligations on behalf
          -----------
of OMO or River Port that remain outstanding of which NAG is unaware.

3.   REPRESENTATIONS AND WARRANTIES OF THE NORTH LOUISIANA GROUP.
     -----------------------------------------------------------

     As a material inducement to NAG, International, Ed, Don, OMO and River Port, to execute this Agreement and to perform or cause the same to be performed, each member of the North Louisiana Group, severally, as it relates to each of them, and not jointly, represents and warrants to NAG, International, Ed, Don, OMO and River Port, that:

     3.1  Recitals.  The representations regarding facts involving the North
          --------
Louisiana Group that are contained in the recitals of this Agreement are true and complete and are deemed to be representations and warranties made by the North Louisiana Group.

     3.2  Authorizations.  The execution, delivery and performance of this
          --------------
Agreement by such member of the North Louisiana Group and the consummation of the transactions contemplated hereby have been duly and effectively authorized. The execution by such member of the North Louisiana Group of this Agreement or any related agreement or certificate executed in connection herewith: (a) will not cause such member of the North Louisiana Group to violate or contravene (i) any applicable provision of law, (ii) any rule or regulation of any agency of government, or (iii) any order, writ, judgment, injunction, decree, determination or award; and (b) will not violate or be in conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under any loan or credit agreement, loan agreement, note agreement, deed of trust, mortgage, pledge, security agreement or other agreement, lease or other instrument, commitment or arrangement to which such member of the North Louisiana Group is a party or by which any of the properties, assets or rights of such member of the North Louisiana Group is bound or affected.

     3.3  Authority and Consents.  Such member of the North Louisiana Group has
          ----------------------
the right, power, legal capacity, and authority to enter into and perform its obligations under this Agreement, and no approvals or consents of any persons other than such member of the North Louisiana Group are necessary in connection with it.

4.   RELEASES AND INDEMNITIES.
     ------------------------

     4.1  Release and Indemnity Agreements by Ed, International and NAG.
          -------------------------------------------------------------

          4.1.1  Release Agreements by Ed, International and NAG.  Except for
                 -----------------------------------------------
those liabilities arising under this Agreement or the other agreements that are attached to this Agreement as Exhibits, to be executed in connection with this Agreement (collectively, along with this Agreement, the "Transaction Documents") or as specifically described in Section 4.5 of this Agreement, which the parties agree shall survive the execution of this Agreement, Ed, International, and NAG, individually and on behalf of any other entities that are owned in whole or controlled by Ed, International or NAG (collectively, the "NAG Releasors"), do hereby, jointly, severally and in solido, release, discharge and acquit each
                               -- ------
member of the North Louisiana Group, Don, Peggy, OMO and River Port, together with their respective shareholders, employees, officers, members, partners, directors, subsidiaries, insurers, heirs, spouses, successors and assigns (collectively, the "non-NAG Releasees"), from any and all manner of actions, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, obligations, claims and demands whatsoever in law, admiralty or equity, in tort, contract or otherwise, whether known or unknown, suspected or unsuspected, absolute or contingent, which any of the NAG Releasors may or might have and/or to which any of the NAG Releasors ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Agreement, including, but not limited to, the following:

          (a) that OMI or its shareholders breached any representations or warranties that they made to NAG at the time of the merger of OMI into NAG or at the time of the purchase by NAG of the stock of GalaxSea Cruises & Tours, Inc. and I. T. Cruise, Inc., or at any other time or as part of any other transaction;

          (b) that any person breached any representations concerning the economic interest owned by NAG in OMO;

          (c) any causes of action based on slander or libel from allegations made that Don or members of the North Louisiana Group have tarnished the reputation of NAG with the Regulators; and

          (d) based on allegations that the structure of OMO was not in compliance with state law.

          4.1.2  Unknown Facts.  Each of NAG, International and Ed acknowledges
                 -------------
and agrees that there is a risk that the facts in respect to which this Agreement is made may hereafter prove to be other than or different from the facts as now known by Ed, International and/or NAG, or believed by Ed, International and/or NAG to be true, and that as a result thereof, Ed, International and/or NAG may subsequently discover, incur, or suffer claims and/or damages which were unknown, unsuspected or unanticipated on the execution date hereof and which, if known, suspected or anticipated on such date may have materially affected their decision to execute this Agreement. Notwithstanding the foregoing, however, Ed, International and/or NAG expressly accepts the risk of such claims and/or damages and agrees that this Agreement shall, in all respects, be effective with respect thereto.

          4.1.3  Indemnity.  Each of Ed, International and NAG shall, severally,
                 ---------
as it relates to each of them, and not jointly, indemnify each of the non-NAG Releasees from any and all liability, loss, damage or expense, including reasonable attorneys' fees, which the non-NAG Releasees may suffer or incur as a consequence of any attempt by Ed, International or NAG or any other NAG Releasor owned in whole or controlled by them to rescind the releases contained in this Agreement, to have any provision hereof to be declared invalid, illegal or unenforceable, or otherwise to pursue any claim, demand, or cause of action against any of the non-NAG

Releasees, except pursuant to those claims that are reserved to Ed, International or NAG hereunder, respectively.

          4.1.4  Binding Effect of Releases.  The releases by Ed and NAG
                 --------------------------
contained in this Agreement shall be binding upon Ed and NAG and anyone else deriving or who might hereafter derive any rights from or through them. Further, Ed and NAG acknowledge that it is their obligation to pay their own attorneys' fees and agree to hold harmless and indemnify the non-NAG Releasees from and against any claims for such attorneys' fees which may be due or hereafter claimed.

          4.1.5  Legal Advice.  Each of Ed and NAG hereby acknowledges that they
                 ------------
are executing this Agreement, including but not limited to, the releases contained herein, freely and voluntarily after receiving full advice concerning their rights from legal counsel, and it is not based in any manner upon representations made to them by any of the members of the North Louisiana Group, Don or by any other person.

     4.2  Release and Indemnity Agreements by the North Louisiana Group.
          -------------------------------------------------------------

          4.2.1  Release Agreements by the North Louisiana Group.  Except for
                 -----------------------------------------------
those liabilities arising under this Agreement or the other Transaction Documents, or as specifically described in Section 4.5 of this Agreement, which the parties agree shall survive the execution of this Agreement, each member of the North Louisiana Group, individually and on behalf of any other entities that are owned in whole or controlled by such member of the North Louisiana Group (collectively the "NL Releasors"), do hereby, jointly, severally and in solido,
                                                                     -- ------
release, discharge and acquit each of Don, Peggy, Hawes, International, NAG, OMO, and River Port, together with their respective employees, officers, members, partners, directors, subsidiaries, insurers, heirs, spouses, successors and assigns (collectively the "non-NL Releasees"), from any and all manner of actions, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, obligations, claims and demands whatsoever in law, admiralty or equity, in tort, contract or otherwise, whether known or unknown, suspected or unsuspected, absolute or contingent, which any of the NL Releasors may or might have and/or to which any of the NL Releasors ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Agreement, including, but not limited to the following:

          (a) any breaches of representations, warranties, covenants or obligations made by NAG, International, or Ed in connection with the merger of OMI into NAG, or in connection with the sale of GalaxSea Cruises & Tours, Inc. and I. T. Cruise, Inc. by International to NAG;

          (b) any and all claims previously made by members of the North Louisiana Group related to allegations of breaches of fiduciary duty by various OMI Shareholders in connection with the formation of OMO, the opening of certain video poker truck stop casinos by certain of the OMI Shareholders, including without limitation Gold Rush and Diamond Jubilee;

          (c) claims that Don did not actually own a 51% membership interest in OMO or a 50% membership interest in River Port;

          (d) any breaches of representations, warranties, covenants or obligations made by OMI or NAG in connection with the acquisition by NAG of all of the capital stock of OMI; and

          (e) all claims made in the following adversarial proceedings:

          Harry Woodall, et al v. North American Gaming and Entertainment, Inc.,
          ---------------------------------------------------------------------
          Civil Action No. CV98-15035, United States District Court, Western District of Louisiana, Shreveport, Louisiana.

          4.2.2  Unknown Facts.  Each member of the North Louisiana Group
                 -------------
acknowledges and agrees that there is a risk that the facts in respect to which this Agreement is made may hereafter prove to be other than or different from the facts as now known by the members of the North Louisiana Group, or believed by the members of the North Louisiana Group to be true, and that as a result thereof, the members of the North Louisiana Group may subsequently discover, incur, or suffer claims and/or damages which were unknown, unsuspected or unanticipated on the execution date hereof and which, if known, suspected or anticipated on such date may have materially affected their decision to execute this Agreement. Notwithstanding the foregoing, however, each member of the North Louisiana Group expressly accepts the risk of such claims and/or damages and agrees that this Agreement shall, in all respects, be effective with respect thereto.

          4.2.3  Indemnity.  Each member of the North Louisiana Group shall,
                 ---------
severally, as it relates to each of them, and not jointly, indemnify each of the non-NL Releasees from any and all liability, loss, damage or expense, including reasonable attorneys' fees, which the non-NL Releasees may suffer or incur as a consequence of any attempt by the North Louisiana Group or any other NL Releasor owned in whole or controlled by such member of the North Louisiana Group to rescind the releases contained in this Agreement, to have any provision hereof to be declared invalid, illegal or unenforceable, or otherwise to pursue any claim, demand, or cause of action against any of the non-NL Releasees, except pursuant to those claims that are reserved to such member of the North Louisiana Group hereunder.

          4.2.4  Binding Effect of Releases.  The releases by each member of the
                 --------------------------
North Louisiana Group and other NL Releasors contained in this Agreement shall be binding upon the North Louisiana Group and other NL Releasors and anyone else deriving or who might hereafter derive any rights from or through them. Further, each member of the North Louisiana Group acknowledge that it is their obligation to pay their own attorneys' fees and agree to hold harmless and indemnify the non-NL Releasees from and against any claims for such attorneys' fees which may be due or hereafter claimed.

          4.2.5  Legal Advice.  Each member of the North Louisiana Group hereby
                 ------------
acknowledges that they are executing this Agreement, including but not limited to, the releases contained herein, freely and voluntarily after receiving full advice concerning their rights from their attorneys, Sharp, Henry, Cerniglia, Colvin & Weaver, L.L.C., and Blackburn & Sulzer, and it is not based in any manner upon representations made to them by Hawes, International, NAG or Don, or by any other person.

     4.3  Release and Indemnity Agreements by Williams.
          --------------------------------------------

          4.3.1  Release Agreements by Williams.  Except for those liabilities
                 ------------------------------
arising under this Agreement or the other Transaction Documents, or as specifically described in Section 4.5 of this Agreement, which the parties agree shall survive the execution of this Agreement, the Williams, individually and on behalf of any other entities that are owned in whole or in part by Don or Peggy, including, without limitation, P. & J. Williams, L.L.C. and New Orleans Video Poker Company, Inc. ("NOVPC") (collectively, the "Don Releasors"), do hereby, jointly, severally, and in solido, release, discharge and acquit each of Hawes,
                        ---------
NAG, International, the North Louisiana Group, OMO and River Port, together with their respective employees, officers, members, partners, directors, subsidiaries, insurers, heirs, spouses, successors and assigns (collectively the "non-Don Releasees"), from any and all manner of actions, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, obligations, claims and demands whatsoever in law, admiralty or equity, in tort, contract or otherwise, whether known or unknown, suspected or unsuspected, absolute or contingent, which any of the Don Releasors may or might have and/or to which any of the Don Releasors ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Agreement, including, but not limited to the following:

          (a) any breaches of representations, warranties, covenants or obligations made by NAG, International, or Ed in connection with the merger of OMI into NAG, or in connection with the sale of GalaxSea Cruises & Tours, Inc. and I. T. Cruise, Inc. by International to NAG; and

          (b) any breaches of representations, warranties, covenants or obligations made by OMI or NAG in connection with the acquisition by NAG of all of the capital stock of OMI.

          4.3.2  Unknown Facts.  The Williams acknowledge and agree that there
                 -------------
is a risk that the facts in respect to which this Agreement is made may hereafter prove to be other than or different from the facts as now known by the Williams, or believed by the Williams to be true, and that as a result thereof, the Williams may subsequently discover, incur, or suffer claims and/or damages which were unknown, unsuspected or unanticipated on the execution date hereof and which, if known, suspected or anticipated on such date may have materially affected their decision to execute this Agreement. Notwithstanding the foregoing, however, the Williams expressly accept the risk of such claims and/or damages and agrees that this Agreement shall, in all respects, be effective with respect thereto.

          4.3.3  Indemnity.  The Williams shall, severally, as it relates to
                 ---------
each of them, and not jointly, indemnify each of the non-Don Releasees from any and all liability, loss, damage or expense, including reasonable attorneys' fees, which the non-Don Releasees may suffer or incur as a consequence of any attempt by the Williams or any other Don Releasor to rescind the releases contained in this Agreement, to have any provision hereof to be declared invalid, illegal or unenforceable, or otherwise to pursue any claim, demand, or cause of action against any of the non-Don Releasees, except pursuant to those claims that are reserved to the Williams hereunder.

          4.3.4  Binding Effect of Releases.  The releases by the Williams and
                 --------------------------
other Don Releasors contained in this Agreement shall be binding upon the Williams and other Don Releasors and anyone else deriving or who might hereafter derive any rights from or through them. Further, the Williams acknowledge that it is their obligation to pay their own attorneys' fees and agree to hold harmless and indemnify the non-Don Releasees from and against any claims for such attorneys' fees which may be due or hereafter claimed.

          4.3.5  Legal Advice.  The Williams hereby acknowledge that they are
                 ------------
executing this Agreement, including but not limited to the releases contained herein, freely and voluntarily after receiving full advice concerning their rights from their attorneys, Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P., and it is not based in any manner upon representations made to them by Ed, NAG, or any member of the North Louisiana Group, or by any other person.

     4.4  Release and Indemnity Agreements by OMO and River Port.
          -------------------------------------------------------

          4.4.1  Release Agreements by OMO and River Port.  Except for those
                 ----------------------------------------
liabilities arising under this Agreement or the other Transaction Documents, or as specifically described in Section 4.5 of this Agreement, which the parties agree shall survive the execution of this Agreement, OMO and River Port, individually and on behalf of any other entities that are owned in whole or in part by OMO or River Port (collectively, the "LLC Releasors"), do hereby, jointly, severally and in
                                                                       --
solido, release, discharge and acquit each member of the North Louisiana Group,
------
Hawes, NAG, International, Don and Peggy, together with their respective employees, officers, members, partners, directors, subsidiaries, insurers, heirs, spouses, successors and assigns (collectively, the "non-LLC Releasees"), from any and all manner of actions, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, obligations, claims and demands whatsoever in law, admiralty or equity, in tort, contract or otherwise, whether known or unknown, suspected or unsuspected, absolute or contingent, which any of the LLC Releasors may or might have and/or to which any of the LLC Releasors ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Agreement.

          4.4.2  Unknown Facts.  Each of OMO and River Port acknowledges and
                 -------------
agrees that there is a risk that the facts in respect to which this Agreement is made may hereafter prove to be other than or different from the facts as now known by OMO and/or River Port, or believed by OMO and/or River Port to be true, and that as a result thereof, OMO and/or River Port may subsequently discover, incur, or suffer claims and/or damages which were unknown, unsuspected or unanticipated on the execution date hereof and which, if known, suspected or anticipated on such date may have materially affected their decision to execute this Agreement. Notwithstanding the foregoing, however, OMO and/or River Port expressly accepts the risk of such claims and/or damages and agrees that this Agreement shall, in all respects, be effective with respect thereto.

          4.4.3  Indemnity.  Each of OMO and River Port shall, jointly,
                 ---------
severally and in solido, indemnify each of the non-LLC Releasees from any and
              -- ------
all liability, loss, damage or expense, including reasonable attorneys' fees, which the non-LLC Releasees may suffer or incur as a consequence of any attempt by OMO or River Port or any other LLC Releasor to rescind the releases contained in this Agreement, to have any provision hereof to be declared invalid, illegal or unenforceable, or otherwise to pursue any claim, demand, or cause of action against any of the non-LLC Releasees, except pursuant to those claims that are reserved to OMO and River Port hereunder.

          4.4.4  Binding Effect of Releases.  The releases by OMO and River Port
                 --------------------------
contained in this Agreement shall be binding upon OMO and River Port and anyone else deriving or who might hereafter derive any rights from or through them. Further, OMO and River Port acknowledge that it is their obligation to pay their own attorneys' fees and agree to hold harmless and indemnify the non-

LLC Releasees from and against any claims for such attorneys' fees which may be due or hereafter claimed.

     4.5  Reservation of Rights.  Notwithstanding anything to the contrary in
          ---------------------
this Agreement, each Party expressly reserves all rights and any and all claims, demands, debts, actions, causes of action, rights of indemnification, costs, expenses and liabilities of whatsoever kind or nature, arising out of the following:

          (a) representations and warranties and obligations contained in this Agreement;

          (b) the liabilities of the respective Parties arising out of the Transaction Documents and/or the underlying agreements being amended by the Transaction Documents;

          (c) the obligations of the respective parties under the operating agreements of OMO and River Port that accrue after the date of this Agreement;

          (d) the Sublease; and

          (e) as between Ed, International, NAG and the members of the North Louisiana Group, the separate agreements referenced in Section 6.9 as being signed between them.

5.   COVENANTS.
     ---------

     Ed, NAG, OMO, River Port, each member of the North Louisiana Group and Williams hereby consent to the execution of the following described documents, and the underlying transactions evidenced by these documents, and hereby agree to execute, where their execution is necessary as indicated on the document, the following described documents:

     5.1  Second Amendment to Operating Agreement of OMO.  The members of OMO
          ----------------------------------------------
and OMO shall execute the Second Amendment to Operating Agreement of OMO in the form and substance of Exhibit 5.1 attached hereto.
                      -----------

     5.2  First Amendment to Operating Agreement.  The members of River Port
          --------------------------------------
shall execute the First Amendment to Operating Agreement of River Port in the form and substance of Exhibit 5.2 attached hereto (the "First Amendment-River
                      -----------
Port"). This instrument shall further terminate the effectiveness of that letter agreement by and between NAG and Don dated July 17, 1998.

     5.3  Return of Note.  NAG shall deliver to Don on March 31, 1999, the
          --------------
original of the Note dated April 15, 1998, in the original principal amount of $4,000,000.00, made by Don and payable to NAG (the "Note"), which Note shall be marked "Canceled."

     5.4  Cancellation of Assignment and Security Agreement.  NAG and Don shall
          -------------------------------------------------
execute the Cancellation of Assignment and Security Agreement in the form and substance of Exhibit 5.4 attached hereto
             -----------

(the "Cancellation"), which Cancellation shall further cancel the Power of Attorney executed by Don in favor of NAG dated April 15, 1998. NAG shall further deliver to Don on March 31, 1999, the original of Membership Interest Certificate number 2 issued by OMO evidencing the issuance of 51 Sharing Ratios in the name of Donald I. Williams, which certificate was pledged under that certain Assignment and Security Agreement.

     5.5  Termination of Consulting and Administrative Agreement. NAG and OMO
          ------------------------------------------------------
shall enter into the Termination of Consulting and Administrative Agreement in the form and substance of Exhibit 5.5 attached hereto (the "Termination"). This
                          -----------
instrument shall further terminate and cancel the Consulting and Administrative Agreement entered into by and between NAG and River Port by instrument dated July __, 1998 [sic].

     5.6  Second Amendment to Employment Agreement.  OMO, River Port and Don
          ----------------------------------------
shall enter into the Second Amendment to Employment Agreement in the form and substance of Exhibit 5.6 attached hereto (the "Second Amendment-Employment"),
             -----------
which instrument shall cancel the effectiveness of that first amendment to the employment agreement executed by River Port, OMO and Don in July of 1998, and cancel the employment arrangement between Don and River Port, such that Don shall continue as an employee of OMO, but shall not be an employee of River Port.

     5.7  Lease.  NAG and its wholly owned subsidiary, Ozdon Investments, Inc.,
          -----
and OMO shall enter into the lease agreement in the form and substance of
Exhibit 5.7 attached hereto (the "Gold Rush Lease").
-----------

     5.8  Amendment to Articles - OMO.  NAG and Don, as appropriate, shall
          ---------------------------
execute the Second Amendment to Articles of Organization of OMO in the form and substance of Exhibit 5.8 attached hereto.
             -----------

     5.9  Amendment to Articles - River Port.  NAG and Don, as the sole members,
          ----------------------------------
shall execute the First Amendment to Articles of Organization of River Port in the form and substance of Exhibit 5.9 attached hereto.
                          -----------

6.   AGREEMENTS CONCERNING THE MANAGEMENT OF OMO AND RIVER PORT.
     ----------------------------------------------------------

     6.1  Gold Rush.  Upon the termination of the Gold Rush Lease, OMO shall
          ---------
convey to NAG the video gaming machines located in the Gold Rush Truck Stop, all cash upon the premises, the Gold Rush's pro rata portion of the sweep account maintained by OMO and all of the furniture, fixtures and equipment owned by OMO at the Gold Rush Truck Stop, and NAG shall assume all payables related to the operation of the Gold Rush Truck Stop. The cash to be located at the Gold Rush Truck Stop shall be that cash that would be there in the ordinary course of business. Prior to the termination of the Gold Rush Lease, cash shall be removed from the Gold Rush Truck Stop only in the ordinary course of business.

     6.2  New Orleans Video Poker.  The Parties acknowledge that OMO has a
          -----------------------
sublease from NOVPC (the "Sublease").

     6.3  River Port Residency Requirement.  The portion of the Membership
          --------------------------------
Interests and Sharing Ratios of River Port that are transferred by NAG to members of the North Louisiana Group shall be restricted. Because Louisiana residents must own more than 50% of the Membership Interests, these restricted members shall not transfer their interest to anyone that would result in River Port not satisfying this residency requirement.

     6.4  Administration and Management.  It is the goal of all of the Parties
          -----------------------------
to have all of OMO's functions handled in its Louisiana office provided the concerns set forth below are met. However, certain functions currently performed in Dallas by the following NAG employees: Sue Feldman (Personnel Administrator), Sally Taylor (Controller), Susan Vasquez (Corporate Operations Administrator), Lynn McDermott (Accounting Clerk) and Kim Testa (Accounting Clerk), shall continue to be performed by those employees for the benefit of OMO and River Port. These employees shall remain employees of NAG, but their costs to NAG shall be reimbursed by OMO to the extent such costs are of the type described on Schedule 6.4.1. These monthly costs shall not exceed the amounts
             --------------
set forth on Schedule 6.4.1. The functions to be performed by these employees shall be those historically performed by them as described in Schedule 6.4.2.
                                                              --------------
Prior to April 30, 1999, or at any time thereafter, Don shall present to NAG a proposal to cease using the Dallas employees to perform these functions and to instead use other existing or new employees of OMO in the Louisiana office to perform these same functions. If NAG consents to this proposal, then the change shall be made. NAG shall not unreasonably withhold its consent to this proposal. In determining whether or not to consent to the proposal, NAG shall consider whether or not the functions can be performed in Louisiana at least as efficiently as they have been performed in Dallas but on a more economic basis.

     6.5  Day to Day Decisions.  Mark Bellon or his replacement shall make all
          --------------------
day to day on-site operational decisions in consultation with representatives of the members of OMO. The North Louisiana Group shall be represented by one representative, as shall NAG. Don shall represent himself unless he appoints someone else to do so.

     6.6  Administrative Fee.  Certain administrative functions of River Port
          ------------------
will be handled by OMO employees or the Dallas NAG employees as described in
Section 6.4.  River Port shall pay OMO the administrative fee described in this
Section 6.6 and in Schedule 6.6 attached hereto.  If Don or any members of the
                   ------------
North Louisiana Group or NAG (collectively, the "Members" or, individually, a "Member") own, in the aggregate, at least twenty-five (25%) percent of the equity interests of a video poker truck stop casino in Louisiana ("Louisiana Casino") or in an entity that owns a Louisiana Casino, then at the request of that Member, OMO shall perform the same administrative duties for that Louisiana Casino that OMO and NAG have performed for OMO's truck stops out of the Dallas and Louisiana offices for a fee that shall depend on whether OMO is performing the administrative work for all or just one or two of the following elements of a truck stop casino (a) restaurant, (b) truck stop and convenience store, and (c) gaming. The fee shall be equal to the amounts described in
Schedule 6.6. The fee shall be payable in two (2) installments per month on the
------------
first (1/s t/) and the fifteenth (15/th/). Notwithstanding the foregoing, the employees at the Louisiana Casino shall not be OMO's. The rights of the Members
                                        ---
under this Section 6.6 shall not be assignable. Louisiana Casinos are not required to use OMO for this function, but are entitled to. To the extent OMO performs administrative work for any entities that are not owned by all of the members of OMO, this information shall be maintained confidential to the extent possible. OMO shall use its best efforts not to disclose information concerning the Louisiana Casino to Members that do not own the Louisiana Casino. OMO's obligation under this Section 6.6 to perform these administrative duties shall terminate upon the first to occur of: (a) the consent or vote of Members of OMO owning at least 65% of the Sharing Ratios to terminate the provision of these services, (b) the sale by OMO of all of its truck stops or the closing of all of OMO's truck stops, and (c) December 31, 2009. Certain functions are, or will be, performed in Dallas for some period of time by employees of NAG for the benefit of River Port as described in Section 6.4. OMO will reimburse NAG for the costs of such employees as provided above in Section 6.4.

     6.7  Cancellation of Subordinated Debenture, Dividends and Stock.  Don
          -----------------------------------------------------------
shall deliver to NAG on March 31, 1999, the original of the Subordinated Debenture, dated June 10, 1996, in the original principal amount of $93,900, made by NAG and payable to Don, which Subordinated Debenture shall be marked "Canceled", and Don hereby agrees that no accrued interest thereunder shall be due and payable by NAG and shall also be considered canceled. Don further agrees that all accrued dividends on the Class A Preferred Stock of NAG owned by Don prior to its conversion into common stock shall be deemed canceled and no such dividends shall ever be required to be declared or paid to Don or any party claiming through him. Don also agrees that all shares of common stock of NAG owned by Don (824,000 shares), P. & J. Williams, L.L.C. (1,279,000 shares) and New Orleans Video Poker Company, Inc. (450,000 shares) shall be deemed to be repurchased and redeemed by NAG without further consideration on the earlier of
(i) the day following the vote by the shareholders of NAG (either at a duly called meeting or by written consent) on the approval or ratification of such of the transactions contemplated by this Agreement as NAG shall submit to the shareholders for approval or ratification, or (ii) upon written notice to Don,
P. & J. Williams, L.L.C. and New Orleans Video Poker Company, Inc. that the repurchase and redemption shall be deemed effective (the "Redemption Date"). On the Redemption Date, Don shall deliver, and shall cause each of P. & J. Williams, L.L.C. and New Orleans Video Poker Company, Inc. to deliver to NAG for cancellation the original stock certificates or a Lost Stock Affidavit (without bond or insurance being required) representing the repurchased and redeemed shares noted above, which certificates shall be duly and properly endorsed reflecting NAG as the transferee. After the date of this Agreement, Don shall not, and shall cause each of P. & J. Williams, L.L.C. and New Orleans Video Poker Company, Inc. not to, sell, assign, pledge, encumber, hypothecate or otherwise transfer or dispose of such repurchased and redeemed shares, or otherwise restrict in any way his or their ability to deliver such repurchased and redeemed shares on the Redemption Date. Don represents and warrants to NAG that he has the power to cause, and will cause, each of P. & J. Williams, L.L.C. and New Orleans Video Poker Company, Inc. to comply with the provisions of this Agreement.

     6.8  Payment to NAG.  NAG shall use its best efforts to obtain the release
          --------------
of Williams (and their affiliates, including but not limited to, P. & J. Williams, L.L.C. and New Orleans Video Poker Company, Inc.) from Lamar Ozley, Jeff Robinson, David McCall and Delwin Morton, and the release by Hawes, NAG, International and all members of the North Louisiana Group of Lamar Ozley, Jeff Robinson, David McCall and Delwin Morton. All of the releases described in the preceding sentence shall be all encompassing, unconditional releases (collectively, the "Releases"). At the time all of the Releases are obtained, Don will grant a reciprocal release of Lamar Ozley, Jeff Robinson, David McCall and Delwin Morton provided prior to this time no causes of action, third party demands, suits or arbitrations have been filed by any of Lamar Ozley, Jeff Robinson, David McCall and Delwin Morton against Williams (or their affiliates). In the event NAG obtains all of these Releases prior to December 31, 2004, Don shall pay NAG $50,000.00 per year for a period commencing on the later of (i) 1999 or (ii) the year in which the last of all of the Releases is fully signed and delivered to Don (which year is referred to as the "Release Year") and for each of the remaining calendar years until and including the year 2004, which obligation shall be fulfilled by Don out of and shall be limited to distributions (not salary) Don receives from OMO for the calendar year for which the payment is due. If this payment is due for a calendar year, it shall be due and payable on December 31 of that year.

     During each calendar year commencing with the year 1999 that is prior to the Release Year, until and including the year 2004, Don shall pay NAG $25,000 per year, which obligation shall be fulfilled by Don out of and shall be limited to distributions (not salary) in excess of $200,000 (for the years 1999 through 2003) and $300,000 (for the year 2004) that Don receives from OMO for the calendar year for which this payment is due. If this payment is due for a calendar year, it shall be due and payable on December 31 of that year. In no calendar year shall both the $50,000 payment and the $25,000 payment be due and under no circumstances shall either the $50,000 payment or the $25,000 payment be due for any calendar year after the year 2004.

     6.9  Instruments between NAG and the North Louisiana Group. It is
          -----------------------------------------------------
understood that NAG and members of the North Louisiana Group are executing certain other instruments concerning the agreements between them. Those instruments are in no way a condition precedent to the obligations of the Parties under this Agreement or the Transaction Documents. However, Don does hereby consent to the transfer of Membership Interests and Sharing Ratios in OMO and River Port by NAG on March 31, 1999, to all or certain members of the North Louisiana Group that result in the change in ownership described below, and hereby agrees to transfer on March 31, 1999, 0.1% of his Membership Interests and Sharing Ratio in River Port to NAG or the members of the North Louisiana Group in connection herewith. This consent shall apply to any future transfers. The Parties hereby acknowledge that after all such transfers, the Membership Interests and Sharing Ratios of OMO and River Port at March 31, 1999, shall be owned as follows:

                                      OMO
                                      ---

                                    Membership Interests
     Member                         and Sharing Ratios
     ------                         ------------------

     Don                                 51.00%
     NAG                                 24.50%
     All or certain members of
        North Louisiana Group            24.50%

                                   River Port
                                   ----------

                                    Membership Interests
     Member                         and Sharing Ratios
     ------                         ------------------

     Don                                 50.00%
     NAG                                 25.00%
     All or certain members of
          North Louisiana Group          25.00%

     6.10  Renewal.  The Parties shall exert their best efforts to obtain a
           -------
renewal of OMO's gaming license.

     6.11  Transferees.  The provisions of this Article 6 shall be binding on
           -----------
the transferees of the Parties' Membership Interests and Sharing Ratios in OMO and River Port.

     6.12  Truckstops and Fuel Operations.  To the extent that any of the
           ------------------------------
truckstop, convenience store, restaurant or gaming interests that are part of what are commonly referred to among NAG, OMO and Don as King's, Longhorn, Pelican, Diamond Jubilee and Route Operations, are held or operated in the name of NAG, NAG shall on March 31, 1999, or sooner with the consent of NAG and Don, assign to OMO all of NAG's right, title and interest therein subject to obtaining any consents necessary, and OMO shall assume all payables of NAG described on Schedule 1.9, and shall assume and thereafter be responsible for
             ------------
operating such truck stop, convenience store, restaurant and gaming interests in accordance with the operative documents in place for each. If the required consents cannot be obtained, OMO and NAG agree that they will enter into whatever agreements as are necessary to cause OMO to receive the full economic benefits and be subject to the full economic burdens as if such assignment had taken place.

     6.13  Ordinary Course.  NAG hereby represents and warrants to all other
           ---------------
Parties that since December 31, 1998, it has managed and administered, and hereby covenants that until March 31, 1999, it will manage and administer, OMO in OMO's ordinary course of business consistent with past practice, including, but not limited to, the maintenance of the sweep account, the payment of payables (e.g., the Gold Rush payables will not be paid in a preferential manner), the retention of cash in the stores, the retention of cash in OMO bank accounts, and the maintenance of the King's escrow account.

     6.14  Springhill Bank.  NAG hereby agrees to assume all indebtedness of OMO
           ---------------
to Regions Bank, Springhill Branch, formerly known as Springhill Bank & Trust Company and indemnify and hold harmless OMO with respect thereto.

7.   NOTICES.
     -------

     Any notice, demand, request, approval, consent or other communication (collectively "Notice") concerning this Agreement or any matter arising in connection with this Agreement shall be in writing and addressed as follows:

     If to any member of the North Louisiana Group, to:

          Mr. Loy F. Weaver
          101 Arlington Drive
          Homer, Louisiana 71040

          With a copy to:

               Mr. Patrick E. Henry
               SHARP, HENRY, CERNIGLIA, COLVIN & WEAVER, L.L.C.
               522 East Main Street
               Post Office Box 239
               Homer, Louisiana 71040

     If to Don or Peggy, to:

          Mr. Donald I. Williams
          903 East Main Street
          New Roads, Louisiana 70760

          With a copy to:

               Mr. G. Blane Clark, Jr.
               KEAN, MILLER, HAWTHORNE, D'ARMOND
                  McCOWAN & JARMAN, L.L.P.
               Post Office Box 3513
               Baton Rouge, Louisiana 70821

     If to International or Ed, to:

          Mr. E. H. Hawes, II
          Shangri-la Resort, Vista Towers
          Afton, Oklahoma 74331

     If to NAG, to:

          North American Gaming and
               Entertainment Corporation
          13150 Coit Road, Suite 125
          Dallas, Texas 75240

          With a copy to:

               Mr. Michael D. Parsons
               GLAST, PHILLIPS & MURRAY
               2200 One Galleria Tower
               13355 Noel Road, L.B. 48
               Dallas, Texas 75240-6657

     Any notice shall be given by either (i) personal delivery, in which event it shall be deemed given on the date of delivery, or (ii) certified mail, return receipt requested, in which event it shall be deemed given three (3) business days after the date postmarked. Any party may change any address for the delivery of Notice to such Party by giving notice in accordance with the provisions of this Article 7.

8.   MISCELLANEOUS
     -------------

     8.1  Successors.  The rights and obligations of the parties under this
          ----------
Agreement, shall inure to the benefit of and be binding upon the parties and all persons who succeed to their respective rights and obligations.

     8.2  ENTIRE AGREEMENT; AMENDMENTS; WAIVERS.  THIS AGREEMENT CONSTITUTES THE
          -------------------------------------
ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS DESCRIBED HEREIN, SUPERSEDING ALL PRIOR NEGOTIATIONS, DISCUSSIONS, AGREEMENTS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN RELATING TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT MAY NOT BE AMENDED AND NO RIGHTS HEREUNDER MAY BE WAIVED EXCEPT BY WRITTEN DOCUMENT SIGNED BY THE PARTY TO BE CHARGED WITH SUCH AMENDMENT OR WAIVER. NO WAIVER OF ANY OF THE PROVISIONS OF THIS AGREEMENT SHALL BE DEEMED OR SHALL CONSTITUTE A WAIVER OF ANY OTHER PROVISIONS HEREOF (WHETHER OR NOT SIMILAR) NOR SHALL SUCH WAIVER CONSTITUTE A CONTINUING WAIVER UNLESS OTHERWISE EXPRESSLY PROVIDED.

     8.3  Counterparts.  This Agreement may be signed in one or more
          ------------
counterparts or duplicate signature pages with the same force and effect as if all required signatures were contained in a single original instrument. Any one or more such counterparts or duplicate signature pages may be removed from any one or more original copies of this Agreement and annexed to other counterparts or duplicate signature pages to form a completely executed original instrument. Each Party shall sign the Agreement and where indicated the other Transaction Documents and forward the original of same to Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P. who will then forward copies of complete sets to all Parties.

     8.4  Captions.  The captions contained in this Agreement were inserted for
          --------
the convenience of reference only. They do not in any manner define, limit or describe the provisions of this Agreement or the intentions of the parties.

     8.5  Gender/Singular/Plural.  Whenever masculine, feminine, neuter,
          ----------------------
singular, plural, conjunctive or disjunctive terms are used in this Agreement, they shall be construed to read in whatever form is appropriate to be this Agreement applicable to all the parties and all circumstances, except where the context of this Agreement clearly dictates otherwise.

     8.6  Governing Law.  This Agreement was prepared and negotiated in the
          -------------
State of Louisiana. In the event of any dispute concerning or arising out of this Agreement, the laws of the State of Louisiana shall govern without regard to conflict of law principles thereof and control the construction and enforcement of this Agreement.

     8.7  Severability.  In the event that one or more provisions of this
          ------------
Agreement or the application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions or any other application thereof shall in no way be affected or impaired.

     8.8  Survival of Representations.  The agreements, covenants, warranties
          ---------------------------
and representations of the parties in this Agreement shall survive the execution of this Agreement.

     8.9  Further Acts.  As may be required from time to time after January 31,
          ------------
1999, the Parties shall execute any other instruments or agreements as shall be necessary to implement the transactions contemplated by this Agreement.

STATE OF ______________

COUNTY OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, __________, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    E. H. HAWES, II


______________________________



                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF OKLAHOMA

COUNTY OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, __________, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:

______________________________      ______________________________
                                    JANICE HAWES


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Baton Rouge, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                         DONALD I. WILLIAMS


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Baton Rouge, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    MARGARET R. (PEGGY) WILLIAMS


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                         O. P. PEARSON


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    ELAINE PEARSON


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:

______________________________      ______________________________
                                         HARRY WOODALL


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    MARRY WOODALL


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                         LARRY JORDAN


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    BETTY JORDAN


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:                          ARLINGTON FARMS, INC.


______________________________      By:___________________________
                                       Printed Name:______________
                                       Title:_____________________

______________________________



                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    ALYSON HECKEL


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    JOSEPH HECKEL


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    CHARLES E. WEAVER


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    RAY WEAVER


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    JOYCE WEAVER


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                         LOY F. WEAVER


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF LOUISIANA

PARISH OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:


______________________________      ______________________________
                                    CATHEY WEAVER


______________________________




                         ______________________________
                                 NOTARY PUBLIC
                         My commission expires:________

STATE OF ______________

COUNTY OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, __________, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:
                                    NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION, a
                                    Delaware corporation

______________________________      By:___________________________
                                       E. H. Hawes, II, President


______________________________



                         ______________________________
                                 NOTARY PUBLIC
                        My commission expires:__________

STATE OF ______________

COUNTY OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, __________, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:                          OM OPERATING, L.L.C., a
                                    Louisiana limited liability
                                    company

                                    By:  North American Gaming and
                                         Entertainment Corporation,
                                         Member

______________________________           By:______________________
                                            E. H. Hawes, II,
                                            President

______________________________



                         ______________________________
                                 NOTARY PUBLIC
                        My commission expires:__________

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Baton Rouge, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:
                                    OM OPERATING, L.L.C.


______________________________      By:___________________________
                                       Donald I. Williams, Member


______________________________



                         ______________________________
                                 NOTARY PUBLIC
                        My commission expires:__________

STATE OF ______________

COUNTY OF _____________


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at __________, __________, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:                          RIVER PORT TRUCK STOP, L.L.C.,
                                    a Louisiana limited liability
                                    company

                                    By:  North American Gaming and
                                         Entertainment Corporation,
                                         Member

______________________________           By:______________________
                                            E. H. Hawes, II,
                                            President

______________________________



                         ______________________________
                                 NOTARY PUBLIC
                        My commission expires:__________

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


     THUS DONE, READ AND SIGNED by the undersigned Appearer(s) at Baton Rouge, Louisiana, this _____ day of February, 1999, before me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:
                                    RIVER PORT TRUCK STOP, L.L.C.


______________________________      By:___________________________
                                       Donald I. Williams, Member


______________________________



                         ______________________________
                                 NOTARY PUBLIC
                        My commission expires:__________



Exhibits:

5.1       Second Amendment to Operating Agreement of OMO
5.2       First Amendment to Operating Agreement of River Port
5.4       Cancellation of Assignment and Security Agreement
5.5       Termination of Consulting and Administrative Agreement
5.6       Second Amendment to Employment Agreement
5.7       Lease Agreement
5.8       Second Amendment to Articles of Organization - OMO
5.9       First Amendment to Articles of Organization - River Port

Schedules:

1.6       Description of Litigation
1.7       Description of Liens
1.9       Description of Liabilities
6.4.1     Description of Dallas Expenses
6.4.2     Description of Dallas Employees Duties
6.6       Administrative Fee

                                  EXHIBIT 5.1
                      TO RELEASE AND SETTLEMENT AGREEMENT


                    SECOND AMENDMENT TO OPERATING AGREEMENT
                            OF OM OPERATING, L.L.C.


     THIS SECOND AMENDMENT TO OPERATING AGREEMENT ("Second Amendment"), is made February 2, 1999 but to become effective as of the 31st day of March, 1999, by and among the undersigned members of OM Operating, L.L.C. (the "Company") and the Company.

                                  BACKGROUND

     A. The Company was formed as a Louisiana limited liability company on April 26, 1994 pursuant to the filing of articles of organization with the Louisiana Secretary of State's office (the "Articles").

     B. The Articles were amended pursuant to those certain Amended and Restated Articles of Organization filed with the Louisiana Secretary of State's office on or about July 25, 1994 ("Amended Articles"), which, among other things, amended the name of the Company to be "OM Operating, L.L.C."

     C. The members of the Company executed an Operating Agreement, which operating agreement was signed on July 18, 1994 by OM Investors, Inc., and on another date by Don Williams (the "Operating Agreement").

     D. The Operating Agreement was amended pursuant to that certain Amendment No. One to Operating Agreement of OM Operating Company, L.L.C. dated effective April 15, 1998, which agreement was executed by North American Gaming and Entertainment Corporation, a Delaware Corporation ("NAG"), the successor in interest to OM Investors, Inc., and Donald I. Williams ("Williams"), which amendment is referred to herein as the ("First Amendment").

     E. The members of the Company desire to further amend the Operating Agreement, as previously amended pursuant to the First Amendment.

     F. All terms defined in the Operating Agreement shall have the same meaning in this Second Amendment unless otherwise defined herein.

                                   AGREEMENT

     NOW, THEREFORE, the undersigned hereby agrees as follows:

1.   Amendments.
     ----------

     1.1 Section 1 and Section 2 of the First Amendment shall be deemed null and void and shall have no force or effect as if these sections had never been contained within the First Amendment. The Note shall be treated as if it never existed.

     1.2 NAG, Williams and OMO hereby agree that the 20% gross income allocation in favor of NAG that is described in Section 4.1 of the Operating Agreement is hereby deleted effective at 11:59 p.m. on March 31, 1999. The parties hereto acknowledge and agree that the Membership Interest and Sharing Ratios in the Company are owned 49% by NAMGC and 51% by Williams, and it is the intent of the parties that Capital Accounts of the parties as a result of these transactions shall be in the ratio of 49% for NAMGC and 51% for Williams for all purposes after the effective date of this Second Amendment, without distributions of cash or other property to either Member, and the parties hereto agree to take such actions as is permitted under the Code and the regulations adopted thereunder to cause the Capital Accounts to be consistent therewith; provided, however, such actions shall not be deemed to include or require the amendment of any prior tax return to report differently any allocations or distributions reported therein.

     1.3 The introductory paragraph of Section 4.4 is hereby amended to read as follows:

       "Distributions of available cash, less a reserve (over and above the sweep account funds that the Company is required to maintain) equal to $150,000.00 (subject to increase or decrease from time to time by vote of the Members in good faith to cause such reserve to approximate the funds necessary to operate the Company for two months) shall be distributed monthly in the following order of priority:"

     1.4  Sections 4 and 6 of the First Amendment purported to delete Sections
4.1 and 4.4.1 and all references in the Operating Agreement to the twenty (20%) percent gross income allocation. Section 4 and Section 6 of the First Amendment are deemed null and void such that Section 4.1, Section 4.4.1, and all references in the Operating Agreement to the 20% gross income allocation as provided in the Operating Agreement shall be deemed to have been in full force and effect until 11:59 p.m. on March 31, 1999 (the "Effective Time"). Upon the Effective Time, Section 4.1 and Section 4.4.1 and all references in the Operating Agreement to the twenty (20%) gross income allocation shall be deleted and shall be and is hereby amended to read as follows:

     "To Williams or his successors in the amount of $4,166 per month until his total distributions for the year equals $50,000, until the fifth anniversary of the Effective Time, whereupon the distributions to Williams required under this Section 4.4.1 shall cease;"

     1.5 Section 4.4.3 is hereby amended to read as follows, and the paragraph following Section 4.4.3 added in the First Amendment is hereby deleted effective March 31, 1999, for any allocations made for taxable periods after March 31, 1999:

     "Any remaining distribution shall be distributed to the Members in accordance with their respective Sharing Ratios; provided, however, the distributions made to Williams under Section 4.4.1 (including prior months) shall be credited against Williams distributions to be made under this
     Section 4.4.3 to the extent any such distributions under Section 4.4.1 have not been previously credited against distributions under this Section 4.4.3."

     1.6 Article 5 of the Operating Agreement, as previously amended, including Sections 5.1 through 5.5, inclusive, is hereby amended in its entirety to read as follows:

     "5.  MANAGEMENT.  The business of the Company shall be conducted under the
          ----------
     exclusive management of its Members, who shall have exclusive authority to act for the Company in all matters. The Members from time to time, may designate certain Members or non-Members to act for the Company in certain matters. The following actions shall require the unanimous vote of the
     Members: (i) borrowing money, which shall not be deemed to preclude incurring trade and operating payables in the ordinary course of business;
     (ii) pledging any property of the Company as collateral for any loan or indebtedness; (iii) guaranteeing or in any other way becoming responsible for the debt of any other party; (iv) entering into any new agreement or modifying any existing agreement for the lease, management or operation of any truck stop or truck stop video poker casino; (v) entering into any agreement to acquire, own, sell or otherwise dispose of a truck stop or truck stop video poker casino; and (vi) modifying any existing agreement, note, loan, document or instrument to which the Company is a party or by which it or any of its assets may be subject or bound. Don shall be responsible for preparing (or having prepared) and presenting to the Members at least two weeks prior to January 1 of each year a budget of the Company's proposed operations and expenditures for the following year, which proposed budget may be subject to question and change by the Members prior to approval and which shall be approved by the Members on or before January 15 of the year to which the budget relates. Once the budget has been approved by the Members, any increase in any line item of more than 5% shall require approval of the Members prior to implementing, incurring or allowing such increase."

     1.7 The introductory paragraph of Section 6.1 is hereby amended in its entirety to read as follows:

     "Subject to the provisions of Sections 6.4, 6.5 and 6.6, which shall supersede the provisions of this Section 6.1, Members shall have the right to assign or transfer all or any part of their Membership Interest ("Assignment") only in accordance with these provisions."

     1.8 Section 6.3.3, as previously amended, is further amended to change the existing references to "NAMGC's" to references to "the other Members'."

     1.9 Section 6.4 is hereby amended to delete the last sentence and to change existing references to "NAMGC" to references to "the other Members."

     1.10 The introductory paragraph of Section 6.5 is hereby amended to replace the reference to "NAMGC and Williams (which shall be binding on his transferees under Section 6.4" to a reference to "All Members (which shall be binding on Williams' transferees under Section 6.4)."

     1.11 Section 6.5.1 is hereby amended to change the reference to "NAMGC" to a reference to "all other Members."

     1.12  Section 6.5.2 is hereby amended in its entirety to read as follows:

     "6.5.2 Loss of Suitability.  In the event that any Member other than
            -------------------
     Williams (or his permitted transferees) fails to continue to meet the suitability requirements under Applicable Laws, then the provisions of
     Section 6.5.3 shall immediately become applicable and this non-suitable Member shall be referred to in Section 6.5.3 as the Nonsuitable Member and all other Members or their permitted transferees shall be referred to individually and collectively as the Other Member.

     1.13 Section 6.5.3 is hereby amended to add the following paragraph at the end of the existing language:

     "In the event there is more than one "Other Member," these persons shall vote by eighty (80%) percent of the remaining Sharing Ratios (excluding the Sharing Ratios held by the Nonsuitable Member)to determine the position of the Other Member. If a vote of eighty (80%) percent of the remaining Sharing Ratios is not obtained, the proposed Assignee shall be deemed rejected. If the proposed Assignee is rejected, the Other Members voting for rejection or failing to vote for approval shall deliver their reasons to the Nonsuitable Member and the Nonsuitable Member shall retain all rights and remedies against these Other Members but not against the remaining Members who were willing to approve the proposed Assignee. If the Other Member ultimately is determined to have the right to purchase the interest of the Nonsuitable Member, they may purchase the interests on a pro rata basis based on the Membership Interest and Sharing Ratios owned by the Other Members that are desirous of purchasing this interest; provided, however, that if the Nonsuitable Member is an assignee of the Membership Interest and Sharing Ratios of NAMGC, then NAMGC shall have the right to purchase all of the Membership Interest and Sharing Ratios of the Nonsuitable Member."

     1.14 Section 6.6 is hereby amended to delete the second sentence in its entirety. All the references to the assignment of the Consulting and Administrative Agreement should also be deleted as this agreement is being terminated. Section 6.6 is hereby further amended to add the following paragraph at the end of the existing language.

     "In the event there is more than one "Other Member", the term "Other Member" shall mean collectively all of the Members other than the Selling Member and the position of the Other Member shall be determined by vote of eighty (80%) percent of the remaining Sharing Ratios (excluding the Sharing Ratios held by the Selling Member) of the Other Members voting. If a vote of eighty (80%) percent of the remaining Sharing Ratios is not obtained, the proposed Purchaser shall be deemed rejected. If the proposed Purchaser is rejected, the Other Members voting for rejection or failing to vote for approval shall deliver their reasons to the Selling Member and the Selling Member shall retain all rights and remedies against these Other Members but not against the remaining Members who were willing to approve the proposed Purchaser."

     1.15  Intentionally omitted.

     1.16 Section 8.5 is hereby amended by deleting the language that was added pursuant to the First Amendment. In addition, the following language is added:

     "Each Member may pursue, on his own, any opportunity, even those that come to him in his capacity as a Member or employee of the Company, and no other Member or the Company shall have any claim or cause of action against that Member. This includes, but is not limited to, those projects previously held or considered by the Company. However, no Member (or affiliate thereof) opening a video poker truck stop facility that will not be owned by the Company shall solicit the employment of Mark Bellon or any other employee of the Company or River Port Truck Stop, L.L.C. ("River Port") (including, but not limited to, employees located at King's), unless such employee has first been terminated by the Company or River Port, as applicable."

     1.17 Section 8.16 is hereby amended to change the reference to Williams' salary from $250,000 per year to "$250,000 per year until March 31, 1999, and $100,000 per year thereafter," and to change the term to be one that would expire on March 31, 2004. Also, the reference to "NAMGC" shall be changed to be a reference to "the Members (acting by unanimous vote)." Also, the last sentence is deleted.

     1.18  Section 8.17 is hereby amended to add the following sentence:

     "The term of the Consulting and Administrative Agreement shall expire at the Effective Time. After the Effective Time, the Consulting and Administrative Agreement shall be of no further force or effect. NAMGC hereby acknowledges that it has received payment of all amounts to which it is entitled to payment under this agreement as of the date this Second Amendment was executed and is not owed any additional money from the Company under the Consulting and Administrative Agreement through such date."

     1.19 Section 8.18 is hereby deleted in its entirety and replaced with "Intentionally Omitted."

     1.20 Section 8.19 is hereby deleted in its entirety and replaced with "Intentionally Omitted."

     1.21 Section 8.20 is hereby deleted in its entirety and replaced with "Intentionally Omitted."

     1.22 All references in the Operating Agreement to decisions being made by a Manager are hereby amended to require the vote or consent of the Members.

     1.23 Section 2.8 is hereby amended by deleting the words "...Members holding the requisite number of votes required to authorize such action at a meeting of Members,..." and substituting the following words in their place "...all of the Members,..."

     1.24 Section 8.21 is hereby amended to change the reference to "NAMGC and Williams" to reference to "All Members", and to change the reference to "NAMGC, Williams or the Company" to a reference to "the Company or Members owning sixty-five (65%) percent or more in Sharing Ratios."

     1.25 Section 8.23 is hereby deleted in its entirety and replaced with "Intentionally Omitted."

2.   Lack of Manager.  The undersigned Members of the Company hereby acknowledge
     ---------------
that the Company does not have a Manager at this time, and therefore, this Second Amendment is being executed by the Members.

3.   Binding Effect.  Except as expressly amended herein, the Operating
     --------------
Agreement, as previously amended, shall remain unchanged and in full force and effect.

     THUS EXECUTED in the presence of the undersigned competent witnesses effective on the 2nd day of February, 1999.


WITNESSES:                          NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION

______________________________      By:___________________________
                                       E. H. Hawes, II, President


______________________________      OM OPERATING, L.L.C.

                                    BY:  NORTH AMERICAN GAMING AND
                                         ENTERTAINMENT CORPORATION,
                                         Member

                                         By:_______________________
                                            E. H. Hawes, II,
                                            President

WITNESSES:                          OM OPERATING, L.L.C.


______________________________      By:_____________________________
                                       Donald I. Williams, Member


______________________________      ________________________________
                                    Donald I. Williams, Individually

                                  EXHIBIT 5.2
                      TO RELEASE AND SETTLEMENT AGREEMENT


                   FIRST AMENDMENT TO OPERATING AGREEMENT OF
                         RIVER PORT TRUCK STOP, L.L.C.


     This First Amendment to Operating Agreement (the "First Amendment") is made February 2, 1999, but to become effective as of the 31st day of March, 1999, by and among the undersigned members of River Port Truck Stop, L.L.C. (the "Company") and the Company.

                                  BACKGROUND

     A. The Company was formed as a Louisiana limited liability company on April 13, 1998.

     B. The undersigned, constituting all of the members of the Company, executed an Operating Agreement last dated July 24, 1998 (the "Operating Agreement").

     C. The Members of the Company desire to amend the Operating Agreement, all as more particularly set forth in this First Amendment.

     D. All terms defined in the Operating Agreement shall have the same meaning in this First Amendment unless otherwise defined herein.

                                   AGREEMENT

     NOW, THEREFORE, the undersigned hereby agrees as follows:

1.   Amendments.
     ----------

     1.1 All references in the Operating Agreement to decisions being made by a Manager are hereby amended to require the vote or consent of the Members.

     1.2 Article 5, including Sections 5.1 through 5.5, inclusive, of the Operating Agreement is hereby deleted in its entirety and replaced with the following language:

     "5.  MANAGEMENT.  The business of the Company shall be conducted under the
          ----------
     exclusive management of its Members, who shall have exclusive authority to act for the Company in all matters. The Members from time to time, may designate certain Members or non-Members to act for the Company in certain matters. The following actions shall require the unanimous vote of the
     Members: (i) borrowing money, which shall not be deemed to preclude incurring trade and operating payables in the ordinary course of business;
     (ii) pledging any property of the Company as collateral for any loan or indebtedness; (iii) guaranteeing or in any other way becoming responsible for the debt of any other party; (iv) entering into any new agreement or modifying any existing agreement for the lease, management or operation of any truck stop or truck stop video poker casino; (v) entering into any agreement to acquire, own, sell or otherwise dispose of a truck stop or truck stop video poker casino; and (vi) modifying any existing agreement, note, loan, document or instrument to which the Company is a party or by which it or any of its assets may be subject or bound. Don shall be responsible for preparing (or having prepared) and presenting to the Members at least two weeks prior to January 1 of each year a budget of the Company's proposed operations and expenditures for the following year, which proposed budget may be subject to question and change by the Members prior to approval and which shall be approved by the Members on or before January 15 of the year to which the budget relates. Once the budget has been approved by the Members, any increase in any line item of more than 5% shall require approval of the Members prior to implementing, incurring or allowing such increase."

     1.3 The introductory paragraph of Section 6.1 is hereby amended in its entirety to read as follows:

     "Subject to the provisions of Sections 6.4, 6.5 and 6.6, which shall supersede the provisions of this Section 6.1, Members shall have the right to assign or transfer all or any part of their Membership Interest ("Assignment") only in accordance with these provisions."

     1.4 Section 6.3.3 is further amended to change the existing references to "NAMGC's" to references to "the other Members'".

     1.5 Section 6.4 is hereby amended to delete the last sentence and to change existing references to "NAMGC" to references to "the other Members."

     1.6 The introductory paragraph of Section 6.5 is hereby amended to replace the reference to "NAMGC and Williams (which shall be binding on his transferees under Section 6.4)" to a reference to "All Members (which shall be binding on Williams' transferees under Section 6.4)."

     1.7 Section 6.5.1 is hereby amended to change the reference to "NAMGC" to a reference to "all other Members."

     1.8  Section 6.5.2 is hereby amended in its entirety to read as follows:

     "6.5.2 Loss of Suitability.  In the event that any Member other than
            -------------------
     Williams (or his permitted transferees) fails to continue to meet the suitability requirements under Applicable Laws, then the provisions of
     Section 6.5.3 shall immediately
     become applicable and this non-suitable Member shall be referred to in
     Section 6.5.3 as the Nonsuitable Member and all other Members or their permitted transferees shall be referred to individually and collectively as the Other Member.

     1.9 Section 6.5.3 is hereby amended to add the following paragraph at the end of the existing language:

     "In the event there is more than one "Other Member," these persons shall vote by eighty (80%) percent of Sharing Ratios to determine the position of the Other Member. If a vote of eighty (80%) of the remaining sharing Ratios is not obtained, the proposed Assignee shall be deemed rejected. If the proposed Assignee is rejected, the Other Members voting for rejection or failing to vote for approval shall deliver their reasons to the Nonsuitable Member and the Nonsuitable Member shall return all rights and remedies against those Other Members but not against the remaining Other Members who were willing to approved the proposed Assignee. If the Other Member ultimately is determined to have the right to purchase the interest of the Nonsuitable Member, they may purchase the interests on a pro rata basis based on the Membership Interest and Sharing Ratios owned by the Other Members that are desirous of purchasing this interest; provided, however, that if the Nonsuitable Member is an assignee of the Membership Interest and Sharing Ratios of NAMGC, then NAMGC shall have the right to purchase all of the Membership Interest and Sharing Ratios of the Nonsuitable Member."

     1.10 Section 6.6 is hereby amended to delete the second sentence in its entirety. All the references to the assignment of the Consulting and Administrative Agreement should also be deleted as this agreement is being terminated. Section 6.6 is hereby further amended to add the following paragraph at the end of the existing language.

     "In the event there is more than one "Other Member", the term "Other Member" shall mean collectively all of the Members other than the Selling Member and the position of the Other Member shall be determined by vote of eighty (80%) percent of the remaining Sharing Ratios (excluding the Sharing Ratios held by the Selling Member) of the Other Members voting. If a vote of eighty (80%) percent of the remaining Sharing Ratios is not obtained, the proposed Purchaser shall be deemed rejected. If the proposed Purchaser is rejected, the Other Members voting for rejection or failing to vote for approval shall deliver their reasons to the Selling Member and the Selling Member shall retain all rights and remedies against these Other Members but not against the remaining Members who were willing to approve the proposed Purchaser."

     1.11 Intentionally Omitted.

     1.12 The following language in Section 8.5 is hereby deleted:
     "Except as provided in that certain Operating Agreement, as amended, of OM Operating, L.L.C., to which NAMGC and Williams are parties."

     In addition the following language is hereby added at the end of the existing language:

     "Each Member may pursue, on his own, any opportunity, even those that come to him in his capacity as a Member or employee of the Company, and no other Member or the Company shall have any claim or cause of action against that Member. This includes, but is not limited to, those projects previously held or considered by the Company. However, no Member (or affiliate thereof) opening a video poker truck stop facility that will not be owned by the Company shall solicit the employment of Mark Bellon or any other employee of the Company or OM Operating, L.L.C. ("OM")(including, not limited to, employees located at King's), unless such employee has first been terminated by the Company or OM, as applicable."

     1.13 Section 8.16 is hereby amended to add the following sentence:

     "The employment agreement between the Company and Williams shall be terminated as of January 31, 1999."

     1.14 Section 8.17 is hereby amended to add the following sentence:

     "The Consulting and Administrative Agreement shall be terminated as of March 31, 1999."

     1.15 Section 8.18 is hereby amended to replace the references to "NAMGC and Williams" to references to "all Members" and the reference to "NAMGC, Williams or the Company" to a reference to "the Company or Members owning at least 65% in Sharing Ratios."

     1.16 Section 2.8 is hereby amended by deleting the words "...Members holding the requisite number of votes required to authorize such action at a meeting of Members,..." and substituting the following words in their place "...all of the Members,..."

     1.17 Section 4.3 is amended to delete the paragraph following Section
4.3.2.

2.   Letter Agreement.  The letter agreement between North American Gaming and
     ----------------
Entertainment Corporation and Donald I. Williams dated July 17, 1998, is hereby terminated and of no further force or effect.

3.   Lack of Manager.  The undersigned Members of the Company hereby acknowledge
     ---------------
that the Company does not have a Manager at this time, and therefore, this First Amendment is being executed by the Members.

4.   Binding Effect.  Except as expressly amended herein, the Operating
     --------------
Agreement, as previously amended, shall remain unchanged and in full force and effect.


     THUS EXECUTED in the presence of the undersigned competent witnesses effective on the 2nd day of February, 1999.


WITNESSES:                          NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION

______________________________      By:_____________________________
                                       E. H. Hawes, II, President


______________________________      RIVER PORT TRUCK STOP, L.L.C.

                                    BY:  NORTH AMERICAN GAMING AND
                                         ENTERTAINMENT CORPORATION,
                                         Member

                                         By:________________________
                                            E. H. Hawes, II,
                                            President

WITNESSES:                          RIVER PORT TRUCK STOP, L.L.C.


______________________________      By:_____________________________
                                       Donald I. Williams, Member


______________________________      ________________________________
                                    Donald I. Williams, Individually

                                  EXHIBIT 5.4
                      TO RELEASE AND SETTLEMENT AGREEMENT


               CANCELLATION OF ASSIGNMENT AND SECURITY AGREEMENT

     THIS CANCELLATION OF COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (the "Cancellation") is made February 2, 1999 but to become effective as of the 31st day of March, 1999 (the "Effective Date"), by and between:

     DONALD I. WILLIAMS, an individual of the full age of majority, domiciled in the Parish of Point Coupee, State of Louisiana, married to and living with Margaret R. Williams, and whose social security number is ###-##-####, and whose mailing address is 903 East Main Street, New Roads, Louisiana 70760 ("Don"); and

     NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION, a corporation organized under the laws of the State of Delaware, whose taxpayer identification number is 75-2571032, and whose mailing address is 13150 Coit Road, Suite 125, Dallas, Texas 75240, represented herein by its duly authorized President, E. H. Hawes, II ("NAG").

                                  BACKGROUND

     A. NAG and Don entered into that certain Assignment and Security Agreement dated effective April 15, 1998 (the "Assignment")

     B. Pursuant to the Assignment, Don granted NAG a security interest in his Membership Interest and Sharing Ratios in OM Operating, L.L.C. ("OMO") as collateral for certain indebtedness.

     C.   NAG and Don are desirous of terminating the effect of the Assignment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, NAG and Don hereby make and issue this cancellation on the following terms and conditions:

1.   CANCELLATION.
     ------------

     1.1  Promissory Note.  NAG and Don hereby cancel the effect of that certain
          ---------------
Note, dated April 15, 1998, in the original principal amount of Four Million and No/100 ($4,000,000.00) Dollars, made by Don, payable to NAG (the "Note"), as if the Note had never been executed. The Note shall be deemed to be null and void and of no force or effect.

     1.2  Assignment.  NAG and Don do each agree that the Assignment is canceled
          ----------
and that Don is released from all of his obligations as set out in the Assignment. NAG hereby releases, terminates and cancels the Assignment in its entirety. The parties do each acknowledge and agree that they, individually and collectively, have no remaining rights or obligations under the Assignment and that the Assignment no longer encumbers or otherwise affects the Membership Interest or Sharing Ratios of Don in OMO in any way. NAG shall deliver to Don on the Effective Date the original of Membership Certificate number 2 issued by OMO in the name of Donald I. Williams evidencing 51 Sharing Ratios.

     1.3  Power of Attorney.  NAG and Don further hereby terminate the effect of
          -----------------
that certain Power of Attorney executed by Donald I. Williams in favor of NAG, dated April 15, 1998.

2.   INSTRUCTIONS TO UCC FILING CLERK.
     --------------------------------

     To the extent that NAG or any other person filed a UCC-1 financing statement to evidence the Assignment, NAG hereby agrees to file the necessary UCC-3 termination statement to terminate the effectiveness of the Assignment.

3.   GOVERNING LAW.
     -------------

     This Cancellation shall be construed in accordance with and governed by the laws of the state of Louisiana, without regard to conflict of law principles thereof.

4.   COUNTERPARTS.
     ------------

     This Cancellation may be signed in one or more counterparts, each of which shall be an original and all of which shall constitute one in the same instrument.

5.   HEADINGS.
     --------

     The headings of the several sections of this Cancellation have been prepared for convenience of reference only and shall not control, affect the meaning of, or be taken as an interpretation of any provisions of this Cancellation.

     THUS DONE AND SIGNED in the presence of the undersigned competent witnesses, effective the 2nd day of February, 1999.


WITNESSES:                          NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION

______________________________      By:_____________________________
                                       E. H. Hawes, II, President


______________________________

WITNESSES:


______________________________      ________________________________
                                    Donald I. Williams, Individually


______________________________

                                  EXHIBIT 5.5
                      TO RELEASE AND SETTLEMENT AGREEMENT


            TERMINATION OF CONSULTING AND ADMINISTRATIVE AGREEMENT

     THIS TERMINATION OF CONSULTING AND ADMINISTRATIVE AGREEMENT (the "Termination") is made February 2, 1999 but to become effective as of the 31/st/ day of March, 1999, by and among:

     NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION, a corporation organized under the laws of the State of Delaware, whose taxpayer identification number is 75-2571032, and whose mailing address is 13150 Coit Road, Suite 125, Dallas, Texas 75240, represented herein by its duly authorized President, E. H. Hawes, II ("NAG");

     OM OPERATING, L.L.C., a limited liability company organized under the laws of the State of Louisiana, whose taxpayer identification number is ____________, and whose mailing address is 13150 Coit Road, Suite 125, Dallas, Texas 75240, represented herein by its sole and only members, Donald I. Williams and NAG ("OMO"); and

     RIVER PORT TRUCK STOP, L.L.C., a limited liability company organized under the laws of the State of Louisiana, whose taxpayer identification number is ____________, and whose mailing address is 13150 Coit Road, Suite 125, Dallas, Texas 75240, represented herein by its sole and only members, Donald I. Williams and NAG ("River Port").

                                  BACKGROUND

     A. NAG and OMO entered into that certain Consulting and Administrative Agreement, dated effective April 15, 1998 (the "C&A Agreement").

     B. NAG and River Port Truck Stop, L.L.C. entered into a Consulting and Administrative Agreement, dated July ___, 1998, that referenced this C&A Agreement (the "River Port C&A Agreement").

     C. NAG and OMO are desirous of terminating the effectiveness of the C&A Agreement.

     D. NAG and River Port are desirous of terminating the effectiveness of the River Port C&A Agreement.

     E. The parties wish to enter into this Termination in order to terminate the C&A Agreement and the River Port C&A Agreement.

                                   AGREEMENT

     NOW, THEREFORE, based on the mutual covenants and considerations expressed herein, the parties hereby agree as follows:

     1.   Termination.  The parties hereto agree that, effective as of March 31,
          -----------
1999, the C&A Agreement and the River Port C&A Agreement shall terminate and no party hereto shall have any further liability to the other under either the C&A Agreement or the River Port C&A Agreement.

     2.   Binding Effect.  This Termination shall be binding upon and shall
          --------------
inure to the benefit of the parties hereto, their heirs, successors and assigns.

     3.   Non-Assignment.  Each of the parties hereto represents and warrants to
          --------------
the others that they have not assigned any of their rights or obligations under the C&A Agreement or the River Port C&A Agreement to any other person.

     4.   Governing Law.  This Termination shall be construed in accordance with
          -------------
and governed by the laws of the state of Louisiana, without regard to conflict of law principles thereof.

     5.   Counterparts.  This Termination may be signed in one or more
          ------------
counterparts, each of which shall be an original and all of which shall constitute one in the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Termination to be executed as of February 2, 1999.

WITNESSES:                          RIVER PORT TRUCK STOP, L.L.C.

______________________________      By:_____________________________
                                       Donald I. Williams, Member


______________________________
                                    OM OPERATING, L.L.C.

                                    By:_____________________________
                                       Donald I. Williams, Member


WITNESSES:                          NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION

______________________________      By:_____________________________
                                       E. H. Hawes, II, President


______________________________

                                    RIVER PORT TRUCK STOP, L.L.C.

                                    By:  North American Gaming and
                                         Entertainment Corporation,
                                         Member

                                         By:________________________
                                            E. H. Hawes, II,
                                            President


                                    OM OPERATING, L.L.C.

                                    By:  North American Gaming and
                                         Entertainment Corporation,
                                         Member

                                         By:________________________
                                            E. H. Hawes, II,
                                            President

                                  EXHIBIT 5.6
                      TO RELEASE AND SETTLEMENT AGREEMENT


                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the "Second Amendment") is made February 2, 1999 but to become effective as of the 31st day of March, 1999 (the "Effective Date"), by and among:

     DONALD I. WILLIAMS, an individual of the full age of majority, domiciled in the Parish of Pointe Coupee, State of Louisiana, married to and living with Margaret R. Williams, and whose social security number is ###-##-####, and whose mailing address is 903 East Main Street, New Roads, Louisiana 70760 ("Don");

     RIVER PORT TRUCK STOP, L.L.C., a limited liability company organized under the laws of the State of Louisiana, whose taxpayer identification number is ____________, and whose mailing address is 13150 Coit Road, Suite 125, Dallas, Texas 75240, represented herein by its sole and only members, Don and NAG ("River Port"); and

     OM OPERATING, L.L.C., a limited liability company organized under the laws of the State of Louisiana, whose taxpayer identification number is ____________, and whose mailing address is 13150 Coit Road, Suite 125, Dallas, Texas 75240, represented herein by its sole and only members, Don and NAG ("OMO").

                                  BACKGROUND

     A. Don and OMO entered into that certain Employment Agreement dated effective April 15, 1998 (the "Employment Agreement").

     B. The Employment Agreement was amended pursuant to that certain Amendment to Employment Agreement (the "First Amendment") dated July __, 1998 [sic] by and among River Port, OMO and Don.

     C. The undersigned parties desire to amend certain provisions of the Employment Agreement as provided herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, Don, OMO and River Port agree as follows:

1.   Amendments.
     ----------

     1.1 The effect of the First Amendment shall be deemed terminated and of no force or effect, and neither party shall have any rights or obligations under said First Amendment from the Effective Date forward.

     1.2 Section 2.02 of the Employment Agreement is hereby amended in its entirety to read as follows:

     "EMPLOYEE shall have those duties assigned to it by the unanimous vote of the Members of OMO, with respect to which, Don shall be entitled to vote. Don shall report all efforts that he undertakes to Mark Bellon or Mark's successor. It is understood that EMPLOYEE may own his own video poker truck stop locations or other business enterprises. In the event EMPLOYEE or his Affiliates do own video poker truck stop locations, then EMPLOYEE shall be permitted to spend time in the management and operation of those locations. "

     1.3 Section 3.01 of the Employment Agreement is hereby amended to read as follows:

     "3.01  Term.  The term of the EMPLOYEE's employment hereunder shall
            ----
     commence on the Effective Date and terminate on March 31, 2004."

     1.4 Section 3.03 of the Employment Agreement is hereby amended by deleting the paragraph following the indented language and replacing it with the following:

     "Prior to declaring the EMPLOYEE in default and sending him a notice of termination under this Section 3.03, EMPLOYER shall give EMPLOYEE written notice of the alleged defaults and fifteen (15) days to cure the alleged defaults. In the event EMPLOYEE fails to cure the alleged defaults in this time period, then EMPLOYER shall be entitled to terminate this Agreement."

     1.5 Section 3.04 of the Employment Agreement is hereby amended to delete subsection (a) and to replace it with "Intentionally omitted."

     1.6 Section 4.01 of the Employment Agreement is hereby amended to replace the reference to "$250,000.00" with a reference to "$250,000.00 until March 31, 1999, and $100,000.00 after March 31, 1999," and to delete the sentence following the reference to "250,000.00."

     1.7 Section 4.02(d) of the Employment Agreement is hereby amended to replace the reference to "$175,000.00" to a reference to "$100,000.00".

     1.8 Sections 5.03, 5.04 and 5.05 of the Employment Agreement are hereby amended to delete the existing language and to replace it with "Intentionally omitted."

2.   Binding Effect.  Except as expressly amended herein, the Employment
     --------------
Agreement shall remain unchanged and in full force and effect.

3.   Governing Law.  This Second Amendment shall be construed in accordance with
     -------------
and governed by the laws of the State of Louisiana, without regard to conflict of law principles thereof.

4.   Counterparts.  This Second Amendment may be signed in one or more
     ------------
counterparts, each of which shall be an original and all of which shall constitute one in the same instrument.

     THUS DONE AND SIGNED by OMO, River Port and Don in the presence of the undersigned competent witnesses effective on the 2nd day of February, 1999.

WITNESSES:                          OM OPERATING, L.L.C.

______________________________      By:_____________________________
                                       Donald I. Williams, Member


______________________________      RIVER PORT TRUCK STOP, L.L.C.

                                    By:_____________________________
                                       Donald I. Williams, Member


                                    ________________________________
                                    Donald I. Williams, Individually


WITNESSES:                          NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION

______________________________      By:_____________________________
                                       E. H. Hawes, II, President


______________________________      OM OPERATING, L.L.C.

                                    By:  North American Gaming and
                                         Entertainment Corporation,
                                         Member

                                         By:________________________
                                            E. H. Hawes, II,
                                            President

                                    RIVER PORT TRUCK STOP, L.L.C.

                                    By:  North American Gaming and
                                         Entertainment Corporation,
                                         Member

                                         By:________________________
                                            E. H. Hawes, II,
                                            President










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

                                  EXHIBIT 5.7
                      TO RELEASE AND SETTLEMENT AGREEMENT


                                LEASE AGREEMENT


     THIS LEASE AGREEMENT ("Lease") is entered into by and between North American Gaming and Entertainment Corporation and its wholly owned subsidiary Ozdon Investments, Inc. (collectively referred to herein as "Landlord") and OM Operating, L.L.C. ("Tenant") effective as of March 31, 1999 (the "Effective Date").

                               R E C I T A L S:
                               ---------------

      1.  Leased Premises.

          (a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the land and improvements located at the address commonly known as 8412 I-49 North Service Road, Opelousas, Louisiana and more particularly described on Exhibit No. I attached hereto (hereinafter referred to as the "Leased Premises"), which Leased Premises are commonly known as The Gold Rush Truck Stop and Video Poker Casino. The lease of the Leased Premises is expressly made subject to the first lien held by Springhill Bank & Trust Company and the second lien held by A. Keith Weber and E.H. Hawes II.

          (b) The Leased Premises are delivered to Tenant and are being leased "AS IS" and "WITH ALL FAULTS," and Landlord makes no representation or warranty of any kind, expressed or implied, with respect to the condition of the Leased Premises (including habitability, fitness or suitability for particular purpose of the Leased Premises, or that the Leased Premises or the improvements to the Leased Premises have been constructed in a good and workmanlike manner). TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD HEREBY DISCLAIMS, AND TENANT WAIVES THE BENEFIT OF, ANY AND ALL EXPRESS, IMPLIED OR STATUTORY WARRANTIES, INCLUDING IMPLIED WARRANTIES OF HABITABILITY, FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, OR THAT THE LEASED PREMISES OR THE IMPROVEMENTS IN THE LEASED PREMISES HAVE BEEN CONSTRUCTED IN A GOOD AND WORKMANLIKE MANNER. TENANT EXPRESSLY ACKNOWLEDGES THAT LANDLORD DID NOT CONSTRUCT OR APPROVE THE QUALITY OF CONSTRUCTION OF THE LEASED PREMISES.

      2. Term. The term of this Lease ("Term") shall be for a period commencing as of the Effective Date and terminating on September 30, 1999 and shall continue thereafter until terminated, with or without cause, by either party on sixty (60) days' prior written notice, provided, either party may give notice of termination at any time on or after the date which is sixty (60) days prior to September 30, 1999. Notwithstanding anything to the contrary contained herein, in the event that the Louisiana Gaming



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

Control Board or other applicable governmental authority revokes or suspends or fails to renew Tenant's license to operate video poker devices on the Leased Premises, Tenant may terminate this Lease upon written notice to Landlord.

      3.  Intentionally omitted.

      4.  Rent And Other Amounts Payable By Tenant.

          (a) As base rental for the lease and use of the Leased Premises ("Base Rent"), Tenant will pay Landlord at the Landlord's office or other location as Landlord may direct, without demand and without deduction, abatement or setoff (except as otherwise expressly provided for in Paragraph 8 or Paragraph 17), the Base Rent in the amount of Thirty-Three Thousand, Three Hundred Thirty-Three and 33/One Hundred Dollars ($33,333.33) per month of this Lease, payable in advance on the first day of each calendar month, for each and every month in the Term, in lawful money of the United States, commencing April 1, 1999. If the Term does not end on the last day of a calendar month, Tenant will pay in advance a pro rata part of such sum as Base Rent for such partial month, which pro rata amount shall be figured on a per diem basis. All past due installments of Base Rent shall bear interest at the rate indicated in Paragraph 33 from the date due until paid.

          (b) Tenant shall pay, before delinquency, all taxes, fees or charges, rates, duties and assessments that are imposed, levied or assessed directly against Tenant, or assessed against the Leased Premises or any equipment, furniture, movable trade fixtures and other personal property located in the Leased Premises. Tenant shall also pay, before delinquency, business and other taxes, fees or charges, rates, duties and assessments imposed, levied or assessed because of Tenant's occupancy of the Leased Premises or on the business or income of Tenant generated from the Leased Premises.

      5. Use. Tenant shall be entitled to use the Leased Premises solely for the purpose of operating a qualified truck stop facility and video poker casino in full compliance with all applicable local, state and federal laws, rules, regulations and ordinances; and Tenant expressly covenants and agrees to operate the truck stop and video poker casino facility in such a manner as to allow Tenant to operate the maximum number of video poker devices allowed by law (the current maximum allowed is fifty (50) devices). In addition, Tenant covenants and agrees to operate its approved business in a reputable and efficient manner.

      6.  Services To Be Provided by Landlord.

          (a) Landlord shall be solely responsible for maintaining and repairing the foundation, outer walls and roof of the Leased Premises and all other major repairs and replacements,



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

     and Tenant shall be responsible for all other operations of the Leased Premises including nonmajor repairs and maintenance of all other areas of the Leased Premises and the maintenance of utilities and other services to the Leased Premises. Landlord will also make any repairs to the Leased Premises required because of negligence or willful misconduct of Landlord or because of structural defects in the Leased Premises or any other major repairs or replacements. For purposes of this Lease, "structural defects" shall be limited to defects in the foundation and in the load bearing components of walls, columns and other supports (such as studs within load bearing walls). Repairs, if any, required because of the failure of the foundation to withstand any movement of the soil under or around the Leased Premises as a result of changes in moisture saturation shall also be deemed to be caused by "structural defects".

          (b) No interruption, moratorium or malfunction of any services, or failure of any machinery, equipment or systems, or components thereof, to operate, or malfunction in the operation thereof, for any cause whatsoever shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or a breach by Landlord of any of its obligations hereunder or render Landlord liable for damages or entitle Tenant to be relieved from any of its obligations hereunder (including the obligation to pay Base Rent) or grant Tenant any right of setoff or recoupment.

          (c) Tenant shall also pay for, before delinquencies, the cost or charge for all other materials and services not expressly the obligation of Landlord that are furnished to Tenant or used on, in or about the Leased Premises by Tenant during the Term of this Lease.

      7.  Repair and Maintenance.

          (a) Except for the maintenance and repairs which are the responsibility of Landlord, Tenant shall maintain the Leased Premises, including all fixtures installed by Tenant, in good and tenantable condition and repair and shall promptly make all necessary repairs and replacements thereto, including, without limitation, those caused by fire or other casualty, all at Tenant's sole expense, under the supervision and with the approval of Landlord. Such repairs and replacements shall be in quality and class equal to the original work. Without diminishing such obligations of Tenant, if Tenant fails to make such repairs or replacements within fifteen (15) days after the occurrence of the damage or injury, Landlord may at its option make such repair and Tenant shall pay Landlord for the cost thereof upon demand, plus interest thereon, as provided in this Lease, from demand until payment. In addition, Tenant shall pay the cost of repair and replacement due to damage or injury done to the Leased Premises or any part thereof or any part of the Leased Premises, by Tenant or


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

     Tenant's agents, employees, contractors, licensees or invitees. Such amount shall be paid by Tenant to Landlord upon demand, plus interest thereon, as provided in this Lease, from demand until payment. Upon termination of this Lease, Tenant will surrender the Leased Premises to Landlord in the same condition in which they existed at the commencement of the Lease or as subsequently improved by Landlord or Tenant, excepting only ordinary wear and tear, condemnation and damage required hereunder to be repaired at Landlord's expense.

          (b) Tenant acknowledges that it has inspected the Leased Premises and Tenant's taking possession of the Leased Premises shall be conclusive evidence as against the Tenant that the Leased Premises were in good order and satisfactory condition when the Tenant took possession. No promise of the Landlord to alter, remodel, repair or improve the Leased Premises and no representation respecting the condition of the Leased Premises have been made by Landlord to Tenant.

          (c) Landlord makes no representations or warranties that the Leased Premises, as presently constructed and improved or as same shall be constructed or improved in accordance with this Lease, are in compliance with, or shall subsequently comply with, any statutory or regulatory requirements that may be applicable to the Leased Premises, Tenant or Landlord. In the event that, in order for the Tenant to operate its business within the Leased Premises, alterations or improvements must be made to the Leased Premises to cause same to come into compliance with any statutory or regulatory requirement, such alterations and improvements shall be subject to Landlord's prior written approval, and they shall be made at the sole cost and expense of Landlord. In the event that the Tenant continues to operate its business within the Leased Premises in violation of any statutory or regulatory requirement, the Tenant agrees to indemnify and hold Landlord harmless of, from and against any and all losses, costs and expenses (including, but not limited to reasonable attorneys' fees) which may be incurred by the Landlord as a result of such failure to comply with any statutory or regulatory requirements. In the event that the Leased Premises, or any portion or aspect of any of them is determined to fail to comply with any statutory or regulatory requirement, such failure of compliance shall not constitute a default or a failure of performance on the part of the Landlord pursuant to the terms and provisions of this Lease.

      8.  Insurance; Fire and Other Casualty.

          (a) Tenant shall maintain, at its sole cost and expense, fire and extended coverage insurance on the Leased Premises in an amount not less than the "replacement cost" thereof, as defined in a replacement cost endorsement to be attached thereto. Each such insurance policy shall name the Landlord


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

     as the insured and shall be for Landlord's benefit and under Landlord's sole control.

          (b) If at any time during the Term, the Leased Premises or any portion thereof shall be damaged or destroyed by fire or other casualty, then Landlord shall have the election either (i) to terminate this Lease and retain all insurance proceeds or (ii) to repair and reconstruct the Leased Premises to substantially the same condition in which they existed immediately prior to such damage or destruction, except that under no circumstances shall Landlord be required to repair, replace or reconstruct any property, furniture or trade fixtures owned by Tenant. If Landlord elects to repair and reconstruct the premises, Landlord shall be entitled to the full amount of the insurance proceeds on the policies maintained by Tenant for Landlord's benefit.

          (c) In any of the aforesaid circumstances described in Paragraph 8(b), Base Rent shall abate proportionately during the period and to the extent that the Leased Premises or portion thereof are untenantable or unfit for use by Tenant in the ordinary conduct of its business. If Landlord has elected to repair and restore the Leased Premises to the extent stated above, this Lease shall continue in full force and effect and such repairs shall be made by Landlord as soon as reasonably possible, time being of the essence.

          (d) Notwithstanding the provisions of Subparagraphs (b) and (c) of this Paragraph 8, if the Leased Premises or any portion of the Leased Premises is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, contractors, licensees or invitees, the Base Rent hereunder shall not be diminished during the repair of such damage.

          (e) Notwithstanding anything herein to the contrary, if Landlord's Mortgagee requires that the insurance proceeds be applied to indebtedness owed to such mortgagee, Landlord may terminate this Lease by delivering written notice of termination to Tenant within three (3) days after the requirement is made by Landlord's Mortgagee, whereupon all further rights and obligations of each party hereunder shall cease and terminate.

      9. Compliance with Laws and Usage. Tenant, at its own expense, except as set forth in Paragraph 7(c) herein, will (i) promptly comply with all federal, state, municipal and other laws, ordinances, rules and regulations applicable to the Leased Premises and the business conducted therein by Tenant; (ii) not engage in any activity which would cause Tenant's fire and extended coverage insurance to be canceled or the rate therefor to be increased (unless Tenant timely pays any such increase); (iii) not commit any act which is a nuisance, disturbance or annoyance to Landlord, or which might, in the judgment of Landlord, damage



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Landlord's good will or reputation or tend to injure or depreciate the Leased
Premises; (iv) not commit or permit waste in the Leased Premises; and (v) not paint, erect or display any sign, advertisement, placard or lettering on the Leased Premises without Landlord's prior written approval.

      10. Indemnity. Landlord shall not be liable for and Tenant agrees to indemnify and save harmless Landlord and its affiliates and their agents, servants, directors, officers and employees (collectively "Indemnitees") from and against any and all liabilities, damages, claims, suits, costs (including costs of suit, attorneys' fees and costs of investigation) and actions of any kind arising or alleged to arise by reason of injury to or death of any person or damage to or loss of property occurring on, in, or about the Leased Premises or by reason of any other claim whatsoever of any person or party occasioned or alleged to be occasioned by any negligent or grossly negligent act or omission on the part of Tenant or any invitee, patron, licensee, employee, director, officer, agent, servant, owner, contractor, subcontractor, or tenant of Tenant, or on the part of any person entering the Leased Premises under the expressed or implied invitation of Tenant, or by any breach, violation or nonperformance of any covenant of Tenant under this Lease. If any action or proceeding shall be brought by or against any Indemnitee in connection with any such liability or claim, Tenant, on notice from the Indemnitee, shall defend such action or proceeding, at Tenant's expense, by or through attorneys reasonably satisfactory to the Indemnitee. The provisions of this Paragraph shall apply to all activities of Tenant with respect to the Leased Premises, whether occurring before or after execution of this Lease. Tenant's obligations under this Paragraph shall not be limited to the limits or coverage of insurance maintained or required to be maintained by Tenant under this Lease.

      11. Waiver of Liability. No Indemnitee shall be liable in any manner to Tenant or any other person or party for any injury to or death of persons or for any loss of or damage to property of Tenant, its employees, agents, customers, invitees or to others, regardless of whether such property is entrusted to employees of the Leased Premises or such loss or damage is occasioned by casualty, theft or any other cause of whatsoever nature, unless caused by the willful misconduct or gross negligence of the particular Indemnitee. In no event shall any Indemnitee be liable in any manner to Tenant or any other person or party as the result of the acts or omissions of Tenant, its agents, employees, contractors, invitees, patrons, licensees, directors, officers, tenants, or any person or party entering the Leased Premises under the expressed or implied invitation of Tenant. All personal property upon the Leased Premises shall be at the risk of Tenant only, and no Indemnitee shall be liable for any damage thereto or theft thereof, whether or not due in whole or in part to the negligence of any Indemnitee.



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      12. Waiver of Subrogation.  Regardless of fault or negligence, Landlord and Tenant hereby waive any claim arising in favor of one against the other, or anyone claiming through either, by way of subrogation or otherwise, for any loss of or damage to any property of either which loss or damage is covered under their respective casualty insurance policies (including extended coverage or any such policies maintained on their behalf under the terms of this Lease). Said waiver shall be in addition to any other waiver or release contained in this Lease with regard to loss or damage to property of either. Landlord and Tenant each shall request its insurer to consent to such waiver and agree to waive all rights of subrogation against the other party, and Tenant shall provide Landlord with all endorsements necessary to evidence the consent of its insurer.

      13. Additional Tenant's Insurance. Tenant shall also maintain at all times during the term of this Lease, at Tenant's expense: (i) Commercial General Liability Insurance including Bodily Injury and Property Damage Liability on an occurrence basis with respect to Tenant's business and occupancy of the Leased Premises with policy limits and deductibles satisfactory to Landlord from time to time; (ii) Worker's Compensation Insurance for all Tenant's employees working in the Leased Premises in an amount sufficient to comply with applicable laws or regulations; (iii) Business Interruption Insurance in an amount sufficient to reimburse Tenant for direct or indirect loss of at least twelve months' earnings attributable to perils commonly insured against by prudent tenants or attributable to prevention of access to the Leased Premises as a result of such perils; and (iv) Insurance against such other perils and in such amounts as Landlord may from time to time reasonably require in writing. Such request shall be made on the basis that the insurance coverage requested is customary at the time for prudent tenants engaged in the business in which Tenant is engaged. All policies of insurance maintained by Tenant shall (i) be in a form and substance reasonably acceptable to Landlord; (ii) be issued by an insurer licensed to do business in the state in which the Leased Premises are situated and which insurer shall otherwise be reasonably acceptable to Landlord; (iii) require at least thirty (30) days written notice to Landlord before termination or material alteration; and (iv) with respect to insurance, required under subparagraphs (i) and (iii), name Landlord and Landlord's Mortgagee as an "additional insured". Tenant shall, upon the commencement of the Term of this Lease and thereafter within thirty (30) days prior to the expiration of each such policy, promptly deliver to Landlord certified copies or other evidence of such policies and evidence satisfactory to Landlord that all premiums have been paid and the policies are in effect. Tenant shall provide Landlord with an original certificate of insurance upon execution of this Lease. If Tenant fails to comply with the insurance requirements set forth in Paragraph 13, then Landlord may (in addition to having available to it all other remedies provided herein upon an occurrence of an Event of Default), obtain such insurance and Tenant shall pay to Landlord on


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demand, the premium cost thereof, plus interest provided in this Lease.

      14. Additions and Fixtures.

          (a) Tenant shall not make any alteration, change, improvement, repair, replacement or addition to the Leased Premises ("Alteration") without the prior written consent of Landlord. The Alteration must, in the reasonable opinion of Landlord, be architecturally and aesthetically harmonious with the existing Leased Premises. If Landlord consents to the Alteration, the work in such connection shall be at Tenant's expense, but be performed by workers and contractors approved by Landlord in advance and in writing, and shall be performed in a manner and upon terms and conditions and at times satisfactory to and approved in advance in writing by Landlord. All work to be performed by or for Tenant will be performed diligently and in a first-class, workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and rules of any public authority having jurisdiction over the Leased Premises and/or Tenant. Landlord has the right, but not the obligation, to inspect periodically the work on the Leased Premises and may require or make changes in the method or quality of the work.

          Except for costs that Landlord agrees with Tenant in writing to pay, Tenant shall pay for all costs incurred or arising out of any Alterations and shall not permit a mechanic's or materialman's lien to be asserted against the Leased Premises. On Landlord's request, Tenant shall deliver to Landlord proof of payment and lien waivers and releases reasonably satisfactory to Landlord of all costs incurred or arising out of any Alterations. If for any reason Tenant fails to discharge any such obligation, and a mechanic's or materialman's lien is filed against any portion of the Leased Premises, then in addition to any other right or remedy of Landlord for an occurrence of an Event of Default under this Lease, Landlord may (but is not obligated to) discharge the lien, either by paying the amount due or by procuring a bond, or by any other means. Any amount paid by Landlord to obtain the discharge of the lien, with interest as provided in this Lease, shall be paid by Tenant to Landlord on demand.

          (b) Tenant may remove its trade fixtures, office supplies and movable office furniture and equipment not attached to the Leased Premises provided: (i) such removal is made prior to the termination of the Term;
     (ii) Tenant is not in default of any obligation or covenant under this Lease at the time of such removal; and (iii) Tenant promptly repairs all damage caused by such removal. All other property at the Leased Premises and any Alteration of the Leased Premises (including wall-to-wall carpeting, paneling or other wall covering) and any other article attached or affixed to the Leased Premises (any of which as stated above shall require



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     Landlord's prior written consent) shall remain, or if applicable, shall become the property of Landlord upon construction or installation and shall remain upon and be surrendered with the Leased Premises as part thereof at the termination of this Lease, (however, Landlord shall not have any obligation to insure or rebuild or replace any such Alterations), and Tenant hereby waives all rights to any payment or compensation therefor.

      15. Assignment and Subletting. Neither Tenant, nor Tenant's legal representatives or successors in interest by operation of law or otherwise, shall assign this Lease or sublease the Leased Premises or any part thereof or mortgage, pledge or hypothecate its leasehold interest in this Lease or grant any concession or license within the Leased Premises without the prior express written permission of Landlord, and any attempt to do any of the foregoing without the prior express written permission of Landlord shall be an Event of Default hereunder and such attempted act shall be void and of no effect. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. Tenant shall pay Landlord, on demand, all reasonable costs (including attorneys' fees) incurred by Landlord in connection with any request by Tenant under this Paragraph 15(a), hereunder, whether or not such request is approved.

     Consent by Landlord to a particular assignment or sublease or other transaction shall not be deemed a consent to any other or subsequent transaction. If this Lease be assigned or if the Leased Premises be subleased (whether in whole or in part) or in the event of the mortgage, pledge or hypothecation of the leasehold interest or grant of any concession or license within the Leased Premises without the prior express written permission of the Landlord, or if the Leased Premises be occupied in whole or in part by anyone other than Tenant without the prior express written permission of Landlord, Landlord may nevertheless collect Rent from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessione or licensee or other occupant and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of Rent or application thereof by Landlord shall be deemed a waiver of the provisions of this Lease relating to assignment and subletting of this Lease, or a release of Tenant from the further performance by Tenant of its covenants, duties and obligations hereunder.

      16. Subordination and Attornment.

          (a) Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other mortgage, deed of trust or other lien presently existing or hereafter placed upon the Leased Premises and to any renewals and extensions thereof; provided that such subordination is expressly contingent upon the execution of a nondisturbance agreement by any holder of any mortgage or other lien upon the Leased Premises but Tenant


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     agrees that any mortgagee and/or beneficiary of any such deed of trust or other lien ("Landlord's Mortgagee") and/or Landlord shall have the right (but shall not be obligated) at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as Landlord's Mortgagee may deem appropriate in its discretion. Upon demand, Tenant agrees to execute such further instruments subordinating this Lease, as Landlord's Mortgagee shall request, in a form satisfactory to Landlord's Mortgagee.

          (b) If a mortgagee or other lienholder or any other purchaser acquires the Leased Premises as a purchaser at a foreclosure sale (any such mortgagee or other lienholder or purchaser at a foreclosure sale being each hereinafter referred to as the "Purchaser at Foreclosure"), then Tenant shall (at the sole and absolute election of the Purchaser at Foreclosure) thereafter remain bound to the terms of this Lease to the same effect as if a new and identical Lease between the Purchaser at Foreclosure, as Landlord, and Tenant, as Tenant, had been entered into for the remainder of the Term of the Lease in effect at the time of the foreclosure. Tenant shall, on request, execute any certificate or instrument necessary or desirable further to confirm a Purchaser at Foreclosure's election to continue (or discontinue) the Lease in effect after foreclosure, as above provided. If the Purchaser at Foreclosure elects to continue this Lease, Tenant shall attorn and pay rent to the Purchaser at Foreclosure as if that party were a signatory to this Lease as "Landlord".

          (c) In the event that Tenant shall fail to execute any instrument described in (a) or (b) above promptly as requested, Tenant hereby irrevocably constitutes Landlord as Tenant's attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being stipulated by Landlord and Tenant that such agency is coupled with an interest in Landlord and is, accordingly, irrevocable.

      17. Eminent Domain. If there shall be taken by exercise of the power of eminent domain during the Term of this Lease any of the Leased Premises, Landlord may elect to terminate this Lease or to continue same in effect. If Landlord elects to continue the Lease, the Base Rent shall be reduced in proportion to the area of the Leased Premises to be taken and Landlord shall repair any damage to the Leased Premises resulting from such taking. All sums awarded or agreed upon between Landlord and the condemning authority for the taking of the interest of Landlord or Tenant, whether as damages or as compensation, will be the property of Landlord. If this Lease should be terminated under any provision of this Paragraph 17, Base Rent shall be payable up to the date that possession is taken by the condemning authority and Landlord will refund to Tenant any prepaid unaccrued Base Rent less any sum then owing by Tenant to Landlord.


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

      18. Access by Landlord. Landlord, its agents and employees shall have access to and the right to enter upon the Leased Premises at any reasonable time to examine the condition thereof, to make any repairs or alterations required to be made by Landlord hereunder, to show the Leased Premises to prospective purchasers, mortgagees or tenants and for any other purpose deemed reasonable by Landlord. In addition, Landlord may post "For Rent" signs on or about the Leased Premises advertising the Leased Premises for lease.

      19. Landlord's Lien and Security Interest. In addition to its statutory lien to secure Landlord in the payment of Base Rent and to secure the payment of all Base Rent due and to become due hereunder and the faithful performance of all the other covenants of this Lease required by Tenant to be performed, Tenant hereby grants to Landlord an express contract lien on and security interest in all machinery, equipment, personal property, furniture, furnishings, chattels or merchandise which may now or in the future be placed in the Leased Premises, together with all proceeds thereof and proceeds of any insurance which may accrue to Tenant by reason of damage to or destruction of any such property.
The provisions of this Paragraph 19 shall constitute a security agreement under the Texas Uniform Commercial Code ("Code"), and Landlord as "Secured Party" shall have all the rights and remedies afforded to a secured party under the Code. This lien and security interest are given in addition to the Landlord's statutory lien(s) and shall be cumulative thereto. Upon request of Landlord, Tenant agrees to execute Uniform Commercial Code financing statements relating to the aforesaid security interest.

      20. Default and Remedies.

          (a) Each of the following acts or omissions of Tenant or occurrences shall constitute an "Event of Default":

               (i) Failure or refusal by Tenant to timely pay Base Rent or other payments hereunder and such failure shall continue for ten (10) days after Tenant is notified thereof.

               (ii) Failure to perform or observe any other covenant or condition of this Lease by Tenant to be performed or observed prior to the expiration of a period of thirty (30) days following written notice to Tenant of such failure.

               (iii) Desertion or vacation of the Leased Premises or any significant or substantial portion thereof.

               (iv) The filing or execution or occurrence of any of the following with respect to either Tenant or any guarantor of this
          Lease: a petition in bankruptcy or other insolvency proceeding by or against any of them; or a petition or answer seeking relief under any provision of the Bankruptcy Code or an assignment for the benefit of creditors or composition; or a petition or other proceeding by or against any of them for the appointment of a trustee, receiver or liquidator of any of them or any of their property; or a proceeding by any governmental authority for the dissolution or liquidation of any of them.

     Notwithstanding the preceding, in the event that Tenant's failure to perform or observe any covenant or condition of this Lease (other than one involving the payment of money) cannot be cured within the 30-day notice and cure period permitted pursuant to the preceding provisions of Paragraph 20(a)(ii), such cure period shall be extended for such period of time not to exceed 90 days, as is reasonably necessary to permit the Tenant to cure the failure to perform or observe a covenant or condition, such extended cure period to exist for only such period of time (up to 90 days) during which the Tenant shall be diligently prosecuting and proceeding with its efforts to cure the default. During this extended cure period, the Landlord shall exercise none of its rights or remedies hereunder except to the extent necessary to, on an emergency basis, protect and preserve its rights in and to and the condition of the Leased Premises.

          (b) This Lease and the Term and estate hereby granted and the demise hereby made are subject to the limitation that if and whenever any Event of Default shall occur, Landlord may, at its option, in addition to all other rights and remedies given hereunder or by law or equity, do any one or more of the following:

               (i) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Leased Premises to Landlord.

               (ii) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other occupant therefrom, with or without terminating the Lease.

               (iii) Change or alter locks and other security devices at the Leased Premises prohibiting entry into the Leased Premises and deny Tenant's access thereto. In connection with such change or alteration of locks, Landlord shall have no obligation to advise Tenant of the change of locks other than to provide written notice at the Leased Premises of the person Tenant may contact, during normal business hours for the Leased Premises, to acquire additional information. Furthermore, Tenant waives all rights under Section 92.008 of the Texas Property Code, to which it is otherwise entitled.

               (iv) Perform any action required to be performed by Tenant hereunder.

          (c) Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Leased Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Leased Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any Event of Default, to the aforesaid exercise of dominion over Tenant's property within the Leased Premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceeding, sequestration proceedings, or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

          (d) In the event Landlord elects to terminate the Lease by reason of an Event of Default, then notwithstanding such termination, Tenant shall be liable, as damages to Landlord and not as a penalty, for the breach of this Lease, and shall pay to Landlord the total of (i) the costs of recovering the Leased Premises and the sum of all Base Rent and other indebtedness accrued to the date of such termination, (ii) the Base Rent due hereunder which was suspended or waived because of any "free rent period", (iii) the amount expended by Landlord in constructing any tenant finish required under this Lease, (iv) all commissions paid by Landlord in connection with this Lease, (v) the amount of the excess of (a) the total Base Rent and other benefits which Landlord would have received under this Lease for the remainder of the Term (at the rates then in effect) together with all other expenses incurred by Landlord in connection with Tenant's default, over (b) the Fair Market Value of the Balance of the Lease Term (as hereinafter defined) as of the time of such breach; and (iv) all other sums of money and damages then owing by Tenant to Landlord. As used herein, the term "Fair Market Value of the Balance of the Lease Term" shall mean the difference between an amount equal to all Base Rent and other benefits payable over the remainder of the Lease Term, minus the reasonable rental value of the Leased Premises for the same period, by comparison to other tenants of the Leased Premises (or, if there are no comparable tenants in the Leased Premises, in comparable Leased Premises) and to other leasing space of comparable size, similarly situated, for a lease term comparable to the remainder of the Term, with such difference discounted to a present value based upon a rate of ten percent (10%) per annum.

          (e) In the event that Landlord elects to repossess the Leased Premises without terminating the Lease, then Tenant shall be liable for and shall pay to Landlord all Base Rent and other indebtedness accrued to the date of such repossession, plus Base Rent required to be paid by Tenant to Landlord during the remainder of the Term until the date of expiration of the Term as stated in Paragraph 2 (or Paragraph 3, as applicable), diminished by any net sums thereafter received by Landlord through reletting the Leased Premises during said period (after deducting expenses incurred by Landlord as provided in Subparagraph 20(f) hereof). Actions to collect amounts due by Tenant provided for in this Paragraph may be brought from time to time by Landlord during the aforesaid period, on one or more occasions, without the necessity of Landlord's waiting until expiration of such period; and in no event shall Tenant be entitled to any excess of Base Rent (or Base Rent plus other sums) obtained by reletting over and above the Base Rent provided for in this Lease.

          (f) In the case of an Event of Default, Tenant shall also be liable for and shall pay to Landlord in addition to any sum provided to be paid above: (i) broker's fees incurred by Landlord in connection with reletting the whole or any part of the Leased Premises; (ii) the reasonable cost of removing and storing Tenant's or other occupant's property; (iii) the reasonable cost of repairing, altering, remodeling or otherwise putting the Leased Premises into condition acceptable to a new tenant or tenants; and
     (iv) all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorneys' fees. Past due Base Rent and other past due payments shall bear interest from maturity until paid by Landlord to Tenant at the rate described in Paragraph 33 hereof.

          (g) In the event of repossession of the Leased Premises after an Event of Default, Landlord shall not have any obligation to relet or attempt to relet the Leased Premises, or any portion thereof, or to collect Base Rent after reletting; but Landlord shall have the option to relet or attempt to relet; and in the event of reletting, Landlord may relet the whole or any portion of the Leased Premises for any period, to any tenant, and for any use and purpose.

          (h) If Tenant should fail to make any payment or cure any Event of Default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other Event of Default for the account of Tenant (and enter the Leased Premises for such purpose) and thereupon Tenant shall be obligated to, and hereby agrees to pay Landlord upon demand all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in taking such remedial action.

          (i) In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting the right to terminate this Lease, to a lien upon the property of Landlord and/or upon Base Rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall have thirty (30) days (plus an additional reasonable period as may be required by Landlord to cure such default, if Landlord shall diligently pursue the cure of such default until same shall be cured) in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or causes of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions, and all such obligations will be binding upon Landlord only during the period of its ownership of the Leased Premises and not thereafter. Landlord shall have no personal liability for the performance of any obligations hereunder, recourse by any party for default against Landlord being limited to Landlord's interest in the Leased Premises. Tenant shall have no right to abate, withhold or set off rent in the event of any default by Landlord. The term "Landlord" shall mean only the owner of the Leased Premises at the date of commencement of the Term, and in the event of the transfer by such owner (or subsequent owner) of its interest in the Leased Premises, such previous owner shall thereupon be released and discharged from all covenants and obligations of the Landlord under this Lease thereafter accruing, and Tenant agrees to look only to the new owner for the performance of the obligations of Landlord hereunder.

          (j) In any circumstances where Landlord is permitted to enter upon the Leased Premises during the Term, whether for the purpose of curing any default of Tenant or repairing damage resulting from fire or other casualty or an eminent domain taking or where Landlord is otherwise permitted hereunder or by law to go upon the Leased Premises, no such entry shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or a breach by Landlord of any of its obligations hereunder or render Landlord liable for damages for loss of business or for any other reason or entitle Tenant to be relieved from any of its obligations hereunder or grant Tenant any right of setoff or recoupment or other remedy; and in connection with any such entry incident to performance of repairs, replacements, maintenance or construction, all of the aforesaid provisions shall be applicable notwithstanding that Landlord may elect to take Leased Premises materials in, to or upon the Leased Premises that may be required or utilized in connection with such entry by Landlord.

          (k) The remedies of Landlord hereunder, at law or in equity, shall be deemed cumulative, and no remedy of Landlord, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other. Except as may be otherwise herein expressly provided, in all circumstances under this Lease where prior consent or permission of one party ("first party") is required before the other party ("second party") is authorized to take any particular type of action, the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of the first party.

          (l) The obligation of Tenant to pay all Base Rent and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is herein expressly provided for and not otherwise. Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, deduct from or offset against any Base Rent and other sums provided hereunder to be paid Landlord by Tenant. Tenant waives and relinquishes any right to assert, either as a claim or as a defense, that Landlord is bound to perform or is liable for the nonperformance of any implied covenant or implied duty of Landlord not expressly herein set forth.

          (m) Notwithstanding anything in this Lease to the contrary, in any bankruptcy filed by or against Tenant, all Base Rent or other amounts payable by Tenant or on behalf of Tenant to Landlord under this Lease, whether or not expressly denominated as rent, shall constitute credit provided to the Bankruptcy Estate which shall have the priority set forth in Section 364(c)(1) of the Bankruptcy Code, and such designation as credit shall be binding on any trustee, assignee, or receiver of Tenant. Notwithstanding the foregoing, should Landlord's Section 364(c)(1) priority not be allowed, then any rents or other amounts due to Landlord under this Lease shall constitute administrative priority allowed pursuant to, inter
                                                                         -----
     alia, Section 503(b) of the Bankruptcy Code.  Furthermore, Tenant agrees
     ----
     not to seek any extension under Section 365(d) of the Bankruptcy Code.

          (n) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

     21. Nonwaiver.   Neither acceptance of Base Rent by Landlord nor failure
by Landlord to complain of any action, non-action or default or Event of Default of Tenant shall constitute a waiver of any of Landlord's rights hereunder. Waiver by Landlord of any right for any default or Event of Default of Tenant shall not constitute a waiver of any right for either a subsequent default or Event of Default of the same obligation or any other default or Event of Default. Receipt by Landlord of Tenant's keys to the Leased Premises shall not constitute an acceptance of surrender of the Leased Premises. No payment by Tenant or receipt by Landlord of a lesser amount than the Base Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Base Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Base Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Base Rent or pursue any other remedy in the Lease provided.

      22. Holding Over. If Tenant should remain in possession of the Leased Premises after the expiration of the Term without execution by Landlord and Tenant of a new lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance, subject to all the covenants and obligations of this Lease and at a daily rental of 150% of the per day Base Rent provided hereunder, computed on the basis of a thirty (30) day month. Additionally, Tenant shall pay Landlord for all damages, consequential as well as direct, sustained by Landlord by reason of Tenant's retention of possession longer than sixty (60) days after the scheduled expiration of the Term. If any property not belonging to Landlord remains at the Leased Premises after the expiration of the Term of this Lease, Tenant hereby authorizes Landlord to make such disposition of such property as Landlord may desire without liability for compensation or damages to Tenant in the event that such property is the property of Tenant, and in the event that such property is the property of someone other than Tenant, Tenant agrees to indemnify and hold Landlord harmless from all suits, actions, liability, loss, damages, and expenses in connection with or incident to any removal, exercise or dominion over, and/or disposition of such property by Landlord. The provisions of this Paragraph do not exclude Landlord's right of re-entry or any other right of Landlord hereunder.

      23. Notice. Any notice or request which may or shall be given under the terms of this Lease shall be in writing and shall be either delivered by hand to the Landlord's office (for Landlord) or the Leased Premises (for Tenant) or sent by United States Registered or Certified Mail, postage prepaid, addressed to the parties hereto at the respective addresses set out opposite their names below. Such addresses may be changed from time to time by either party giving notice as provided above. Notice shall be deemed given when delivered (if delivered by hand) or when postmarked (if sent by mail) to the following addresses:

     Tenant:                             Landlord:
     ------                              --------

     OM Operating, L.L.C.                North American Gaming and
     c/o North American Gaming                  Entertainment Corporation
       and Entertainment Corporation     13150 Coit Road, Suite 125

     13150 Coit Road, Suite 125          Dallas, Texas 75240
     Dallas, Texas 75240                 Attn: President
     Attn: President

     and
     ---

     OM Operating, L.L.C.
     c/o Mr. Don Williams
     903 East Main
     New Roads, Louisiana 70760

     24. Landlord's Mortgagee.

         (a) If the Leased Premises are at any time subject to a mortgage and/or mortgage or deed of trust lien, then in any instance in which Tenant gives notice to Landlord alleging default by Landlord hereunder, Tenant will also simultaneously give a copy of such notice to each Landlord's Mortgagee (provided Landlord or Landlord's Mortgagee shall have advised Tenant of the name and address of Landlord's Mortgagee), and each Landlord's Mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to Landlord hereunder, plus an additional period of thirty (30) days, and Tenant will accept such curative or remedial action (if any) taken by Landlord's Mortgagee with the same effect as if such action had been taken by Landlord.

         (b) Tenant agrees that from time to time Tenant will, within ten (10) days after a written request from Landlord, execute, acknowledge and, deliver to Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications), (ii) the dates to which the Base Rent and other charges have been paid (iii) that the Landlord is not in default or specifying each such default of which the person making the certificate may have knowledge, and (iv) such other matters as Landlord may reasonably request, or as may be requested by Landlord's current or prospective Mortgagees, insurance carriers, auditors, or prospective purchasers.

     25. Quiet Enjoyment. Provided Tenant complies with its covenants, duties and obligations hereunder, Tenant shall quietly have, hold and enjoy the Leased Premises during the Term as against Landlord, subject to the terms and provisions of this Lease, and any exceptions, encumbrances or restrictions filed of record in the parish where the Leased Premises are located and affecting the Leased Premises.

     26. Time of Essence. In all instances where either Landlord or Tenant is required hereunder to pay any sum or do any act at a particular indicated time or within an indicated period, it is understood that time is of the essence.

      27. Mechanic's Lien. If, because of any act or omission of Tenant, its employees, agents, contractors or subcontractors, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against Landlord or against all or any portion of the Leased Premises, Tenant shall, at its own cost and expense, cause the same to be discharged of record within thirty (30) days after the filing thereof, and Tenant shall indemnify and save harmless Landlord against and from all costs, expenses, liabilities, suits, penalties, claims and demands, including, without limitation, reasonable attorneys' fees, resulting therefrom.

      28. Intentionally omitted.

      29. Invalidity of Particular Provisions. If any clause or provision of this Lease is or becomes illegal, invalid or unenforceable because of present or future laws or any rule or regulation of any governmental or quasi-governmental body or any court holding effective during the Term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby unless such invalidity is, in the sole determination of the Landlord, essential to the rights of both parties, in which event Landlord has the right, but not the obligation, to terminate this Lease on written notice to Tenant.

      30. No Reinstatement. No receipt of money by Landlord from Tenant after the termination of this Lease shall reinstate, continue or extend the Term of this Lease, or imply consent for any action for which Landlord's consent is required.

      31. Limitation of Implied Warranty. Landlord's duties and warranties are limited to those expressly stated in this Lease and shall not include any implied duties or implied warranty now or in the future. LANDLORD HAS NOT MADE, AND TENANT MAY NOT RELY ON, ANY REPRESENTATIONS OR WARRANTIES WITH REGARD TO THE LEASED PREMISES OR OTHERWISE, EXPRESSED OR IMPLIED, EXCEPT AS STATED IN THIS LEASE. IN PARTICULAR, LANDLORD HAS NOT AUTHORIZED ANY AGENT OR BROKER TO MAKE A REPRESENTATION OR WARRANTY INCONSISTENT WITH THE TERMS OF THIS LEASE AND TENANT MAY NOT RELY ON ANY SUCH INCONSISTENT REPRESENTATION OR WARRANTY.

      32. Captions and Binding Effect. Paragraph captions are for convenience only and neither limit nor amplify the provisions of this Lease. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way alter the restriction herein in connection with assignment and subletting by Tenant.

      33. Interest. Notwithstanding any provision of the Lease to the contrary, whenever this Lease provides for the payment of interest to Landlord, the rate of interest shall be the maximum rate allowed by applicable law, and if there is no maximum rate, then twelve percent (12%) per annum. However, regardless of any provision contained herein, or in any other document executed in connection herewith, no Landlord or holder of this Lease shall ever be entitled to receive, collect or apply, as interest on any amount owing hereunder, any amount in excess of the maximum non-usurious contract rate of interest allowed from time to time by applicable law ("Highest Lawful Rate"), and in the event any Landlord or holder of this Lease ever receives, collects, or applies, as interest, any such excess, such amount as would be excessive same shall be ipso facto reduced
                                                             ----------
to the amount permitted by law; and if all amounts of this Lease shall be paid in full, any excess shall forthwith be paid to Tenant. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Landlord or holder of this Lease and Tenant shall, to the maximum extent permitted by law (a) characterize any non-principal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayment and the effects thereof; and (c) compare the total amount of interest collected, contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of this Lease at the Highest Lawful Rate; provided that if all of Tenant's obligations under this Lease are paid and performed prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, the Landlord or holder of this Lease shall refund to the Tenant the amount of such excess, and in such event, no Landlord or holder of this Lease shall be subject to any penalties provided by any laws for collecting, contracting for, charging or receiving interest in excess of the Highest Lawful Rate.

      34. Consents or Approvals. Wherever it is provided in this Lease that the Landlord or the Tenant has the right to consent to or approve a proposed action by the other party or the right to consent to or approve any other matter or thing, the party entitled to grant or deny such consent or approval shall not unreasonably withhold or delay such consent or approval. Further, and notwithstanding the preceding, in the event that a party requests the consent or approval of the other party to the Lease, such consent or approval shall be deemed to have been granted if not expressly denied in writing, within five (5) business days from the date that the requesting party has requested such consent by notice in writing to the other party in accordance with the provisions of this Lease. Further, any refusal to consent or approve shall be effective only in the event that the refusal or denial is sent within the 5-business day period required, and such refusal or denial provides the reasonable basis for such refusal or denial. Further, for purposes of this Lease, a "business day" shall be any calendar day which is not a Saturday, Sunday or legal holiday in the State of Texas or Louisiana during which national banks are closed.

      35. Attorneys' Fees. If, as a result of any breach or default by Landlord or Tenant of their respective obligations under this Lease, an attorney is employed to enforce or defend any rights or remedies hereunder, the prevailing party shall be entitled to receive reimbursement for its reasonable attorneys' fees and expenses and court costs incurred.

      36. Force Majeure. If the performance by Landlord or Tenant of any provision of this Lease is delayed or prevented by any act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood and any other cause not within the control of Landlord or Tenant, then the period for Landlord's or Tenant's performance of the provision shall be automatically extended for the same amount of time that Landlord or Tenant is so delayed or hindered.

      37. Use of Language. Words of any gender used in this Lease include any other gender, and words in the singular include the plural, unless the context otherwise requires.

      38. Damage from Certain Causes. Landlord is not liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or for any damages or inconvenience that may arise through repair or alteration of any part of the Leased Premises.

      39. Governing Law. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the local laws of the State of Louisiana.

      40. Asbestos or Other Hazardous Substances. Tenant shall not cause or permit any hazardous substance or solid waste to be unlawfully brought upon, kept or used in or about the Leased Premises by Tenant or its agents, employees, contractors or invitees. If Tenant breaches the obligations stated in the preceding sentence (which shall be an Event of Default under this Lease), or if the presence of a hazardous substance or solid waste otherwise unlawfully occurs as a result of Tenant's use or occupancy of the Leased Premises, then Tenant shall indemnify, defend and hold harmless Landlord and Landlords' parents, subsidiaries, affiliates, officers, directors, employees, agents, attorneys and representatives from any and all claims judgments, damages, penalties, fines, costs, liabilities or losses which arise during or after the Lease Term as a result of such contamination, and Tenant shall, at its sole cost and expense, cause the removal or containment of any such contamination in accordance with all laws, rules, and/or regulations of any governmental authority having jurisdiction. Furthermore, if Landlord discovers any hazardous substance or solid waste on or about the Leased Premises, including, but not limited to asbestos in the Leased Premises, Landlord shall have the option to terminate this Lease upon fifteen (15) days notice to Tenant. The term "hazardous substances" and "solid waste" shall have the meanings specified in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Texas Water Code and the Texas Solid Waste Disposal Act.

     41. Amendment. Except where (a) otherwise authorized, permitted or required by the express terms of this Lease and (b) notice to, consent or approval of, or joinder by any party has been expressly waived by the provisions hereof, no amendment, modification, deletion, release, termination or extension of; alteration, variance or change in; or supplement to, the provisions of this Lease shall be valid or effective or otherwise binding on the parties hereto, unless, and until, such amendment, etc., shall have been reduced to writing and
-----------------
executed by the parties hereto with the same formality as this Lease.

     42.  Intentionally omitted.

     43.  Entire Agreement.   THE PARTIES HERETO EXPRESSLY ACKNOWLEDGE AND AGREE
THAT, WITH REGARD TO THE SUBJECT MATTER OF THIS LEASE AND THE TRANSACTIONS CONTEMPLATED HEREIN (a) THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES HERETO AND (b) THIS LEASE, INCLUDING THE DEFINED TERMS AND ALL EXHIBITS AND ADDENDUMS, IF ANY, ATTACHED HERETO, (i) EMBODIES THE FINAL AND COMPLETE AGREEMENT BETWEEN THE PARTIES; (ii) SUPERSEDES ALL PRIOR AND CONTEMPORANEOUS NEGOTIATIONS, OFFERS, PROPOSALS, AGREEMENTS, COMMITMENTS, PROMISES, ACTS, CONDUCT, COURSE OF DEALING, REPRESENTATIONS, STATEMENTS, ASSURANCES AND UNDERSTANDINGS, WHETHER VERBAL OR WRITTEN, AND (iii) MAY NOT BE VARIED OR CONTRADICTED BY EVIDENCE OF ANY SUCH PRIOR OR CONTEMPORANEOUS MATTER OR BY EVIDENCE OF ANY SUBSEQUENT ORAL AGREEMENT OF THE PARTIES HERETO.

                                    LANDLORD:


                                    NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION

                                    By:___________________________
                                    Its:__________________________


                                    OZDON INVESTMENTS, INC.

                                    By:___________________________
                                    Its:__________________________

                                    TENANT:

                                    OM OPERATING, L.L.C.

                                    By: North American Gaming and
                                        Entertainment Corporation,
                                        a Member

                                        By:_______________________
                                        Its:______________________


                                    By: Donald I. Williams, a Member

                                        By:_______________________
                                           Donald I. Williams

                                  EXHIBIT 5.8
                      TO RELEASE AND SETTLEMENT AGREEMENT


                  SECOND AMENDMENT TO ARTICLES OF ORGANIZATION
                            OF OM OPERATING, L.L.C.


     BE IT KNOWN that on the dates hereinafter set forth,

     BEFORE the undersigned Notaries Public duly commissioned and qualified within and for the hereinafter named Parish or County and State, and in the presence of the witnesses hereinafter named and undersigned,

     PERSONALLY CAME AND APPEARED:

     OM OPERATING, L.L.C., appearing herein by and through all of its members, North American Gaming and Entertainment Corporation, a Delaware corporation ("NAG") and Donald I. Williams ("Don");

who declared that:

     Pursuant to the provisions of La. R.S. 12:1309, OM Operating, L.L.C. does hereby adopt this Second Amendment to its Articles of Organization.

     1. Section 4.1 of the Articles of Organization is hereby amended to read as follows:

     "The Company shall be managed by its members."

     2. Section 4.3 of the Articles of Organization is hereby amended to read as follows:

     "Members do not have the authority to bind the Company without a certificate of authority executed in accordance with Section 4.5 of these Articles granting a member or nonmember the required authority."

     3. This amendment was approved by all of the members of this Company as evidenced by the Written Consent attached hereto.

     4. Except as amended herein, the Articles of Organization, as previously amended, shall remain unchanged and in full force and effect.

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

     THUS DONE AND SIGNED in Baton Rouge, Louisiana, by the undersigned member of this limited liability company in the presence of the undersigned competent witnesses, who have hereunto signed their names together with said member and me, Notary, on the ____ day of February, 1999.

WITNESSES:                          OM OPERATING, L.L.C.


______________________________      By:___________________________
                                       Donald I. Williams, Member


______________________________



                          ____________________________
                                 Notary Public

STATE OF ______________

COUNTY OF _____________


     THUS DONE AND SIGNED in _____________, __________, by the undersigned member of this limited liability company in the presence of the undersigned competent witnesses, who have hereunto signed their names together with said member and me, Notary, on the ____ day of February, 1999.

WITNESSES:                          OM OPERATING, L.L.C.

                                    By:  North American Gaming and
                                         Entertainment Corporation,
                                         Member


______________________________           By:______________________
                                            E. H. Hawes, II,
                                            President

______________________________



                         ______________________________
                                 Notary Public

                         WRITTEN CONSENT OF ALL OF THE
                                   MEMBERS OF
                              OM OPERATING, L.L.C.


     The undersigned, being all of the members of OM Operating, L.L.C. (the "Company"), do hereby give their consent to amending the Company's Articles of Organization such that Section 4.1 shall be amended in its entirety to read as follows:

     "The Company shall be managed by its members."; and

     such that Section 4.3 shall be amended in its entirety to read as follows:

     "Members do not have the authority to bind the Company without a certificate of authority executed in accordance with Section 4.5 of these Articles granting a member or nonmember the required authority."

     Except as amended herein, the Articles of Organization shall remain unchanged.

     This consent is given in lieu of a meeting of the members which meeting and notice thereof are formally waived.

     This consent is given effective this 2nd day of February, 1999.


                                      ______________________________
                                      Donald I. Williams


                                      NORTH AMERICAN GAMING AND
                                      ENTERTAINMENT CORPORATION


                                      By:___________________________
                                         E. H. Hawes, II, President

                                  CERTIFICATE

     I, Donald I. Williams, a member of OM Operating, L.L.C., certify that the above named members are all of the members of OM Operating, L.L.C. as of the 2nd day of February, 1999.


                                      ________________________________
                                      Donald I. Williams, Member

                                  EXHIBIT 5.9
                      TO RELEASE AND SETTLEMENT AGREEMENT


                FIRST AMENDMENT TO THE ARTICLES OF ORGANIZATION
                       OF RIVER PORT TRUCK STOP, L.L.C.


     BE IT KNOWN THAT on the dates hereinafter set forth,

     BEFORE the undersigned Notaries Public duly commissioned and qualified within and for the hereinafter named Parish or County and State, and in the presence of the witnesses hereinafter named and undersigned,

     PERSONALLY CAME AND APPEARED:

     RIVER PORT TRUCK STOP, L.L.C., appearing herein by and through all of its members, North American Gaming and Entertainment Corporation, a Delaware corporation ("NAG") and Donald I. Williams ("Don");

who declared that:

     Pursuant to the provisions of La. R.S. 12:1309, River Port Truck Stop, L.L.C. does hereby adopt this First Amendment to its Articles of Organization.

     1. Article 5 of the Articles of Organization is hereby deleted in its entirety.

     2. This amendment was approved by all of the members of this Company as evidenced by the Written Consent attached hereto.

     3. Except as amended herein, the Articles of Organization shall remain unchanged and in full force and effect.

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

     THUS DONE AND SIGNED in Baton Rouge, Louisiana, by the undersigned member of this limited liability company in the presence of the undersigned competent witnesses, who have hereunto signed their names together with said member and me, Notary, on the ____ day of February, 1999.

WITNESSES:                          RIVER PORT TRUCK STOP, L.L.C.



______________________________      By:___________________________
                                       Donald I. Williams, Member


______________________________



                          ____________________________
                                 Notary Public

STATE OF ______________

COUNTY OF _____________


     THUS DONE AND SIGNED in ______________, __________, by the undersigned member of this limited liability company in the presence of the undersigned competent witnesses, who have hereunto signed their names together with said member and me, Notary, on the ____ day of February, 1999.

WITNESSES:                          RIVER PORT TRUCK STOP, L.L.C.

                                    By:  North American Gaming and
                                         Entertainment Corporation,
                                         Member


______________________________           By:______________________
                                            E. H. Hawes, II,
                                            President

______________________________



                         ______________________________
                                 Notary Public

                         WRITTEN CONSENT OF ALL OF THE
                                  MEMBERS OF
                         RIVER PORT TRUCK STOP, L.L.C.


     The undersigned, being all of the members of River Port Truck Stop, L.L.C. (the "Company"), do hereby give their consent to amending the Company's Articles of Organization such that Article 5 shall be deleted in its entirety.

     Except as amended herein, the Articles of Organization shall remain unchanged.

     This consent is given in lieu of a meeting of the members which meeting and notice thereof are formally waived.

     This consent is given this 2nd day of February, 1999.


                                    ______________________________________
                                    Donald I. Williams


                                    NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION

                                    By:___________________________
                                       E. H. Hawes, II, President

                                  CERTIFICATE

     I, Donald I. Williams, a member of River Port Truck Stop, L.L.C., certify that the above named members are all of the members of River Port Truck Stop, L.L.C., as of the 2nd day of February, 1999.


                                      ________________________________
                                      Donald I. Williams, Member

                                 SCHEDULE 1.6
                      TO RELEASE AND SETTLEMENT AGREEMENT


                           DESCRIPTION OF LITIGATION


1.   King's litigation.

                                 SCHEDULE 1.7
                      TO RELEASE AND SETTLEMENT AGREEMENT


                             DESCRIPTION OF LIENS

See attached.

                                 SCHEDULE 1.8
                      TO RELEASE AND SETTLEMENT AGREEMENT


                             FINANCIAL STATEMENTS


See attached.

                                 SCHEDULE 1.9
                      TO RELEASE AND SETTLEMENT AGREEMENT


                          DESCRIPTION OF LIABILITIES


See attached.

                                SCHEDULE 6.4.1
                      TO RELEASE AND SETTLEMENT AGREEMENT


                        DESCRIPTION OF DALLAS EXPENSES


See attached.

                                SCHEDULE 6.4.2
                      TO RELEASE AND SETTLEMENT AGREEMENT


                     DESCRIPTION OF DALLAS EMPLOYEE DUTIES


See attached.

                                 SCHEDULE 6.6
                      TO RELEASE AND SETTLEMENT AGREEMENT

                                Annual Fee
Function                        Per Louisiana Casino       Semi-Monthly
--------                        For Each Function          Installment
                                -----------------          -----------

Truck stop and
 convenience store                $ 30,000                   $1,250

Restaurant                        $ 30,000                   $1,250

Gaming                            $ 40,000                   $1,667

All                               $100,000                   $4,167





                                       1